                                                              Annual Report
                                                              as of May 31, 1999

Evergreen
National Municipal Bond Funds


[GRAPHIC APPEARS HERE]

                    [LOGO OF EVERGREEN FUNDS APPEARS HERE]

                               Table of Contents

Letter to Shareholders ..................................................    1

Evergreen High Grade Municipal
Bond Fund

  Fund at a Glance ......................................................    2

  Portfolio Manager Interview ...........................................    3

Evergreen Municipal Bond Fund

  Fund at a Glance ......................................................    6

  Portfolio Manager Interview ...........................................    7

Evergreen Short-Intermediate
Municipal Fund

  Fund at a Glance ......................................................   10

  Portfolio Manager Interview ...........................................   11

Financial Highlights

  Evergreen High Grade Municipal Bond Fund ..............................   13

  Evergreen Municipal Bond Fund .........................................   15

  Evergreen Short-Intermediate Municipal Fund ...........................   17

Schedule of Investments

  Evergreen High Grade Municipal Bond Fund ..............................   19

  Evergreen Municipal Bond Fund .........................................   23

  Evergreen Short-Intermediate Municipal Fund ...........................   33

Statements of Assets and Liabilities ....................................   36

Statements of Operations ................................................   37

Statements of Changes in Net Assets .....................................   38

Combined Notes to Financial
Statements ..............................................................   41

Report of Independent Accountants .......................................   49

Additional Information ..................................................   50

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $60 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds: ARE NOT FDIC INSURED May lose value o Are not bank guaranteed


                          Evergreen Distributor, Inc.
     Evergreen/SM/ is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                   July 1999

[PHOTO OF WILLIAM M. ENNIS
 APPEARS HERE]
William M. Ennis
President and CEO

Dear Evergreen Shareholders:

We are pleased to provide the Evergreen National Municipal Bond Funds annual report, which covers the twelve-month period ended May 31, 1999.

Shift in the Interest Rate Environment

Following the Russian financial crisis in August 1998, there was a "flight to quality" worldwide. Investors fled from risk-related securities, interest rates fell sharply and the prices of high grade and U.S. government securities rose. During the final six months of the period the flight to quality was reversed as a result of actions to lower interest rates by the governments of the major industrialized nations. Investors returned to more risky fixed income securities, such as lower quality corporate bonds, international bonds and emerging market bonds.

Going forward, we anticipate a more stable interest rate environment than we've seen during the last year, both domestically and internationally. The moderately growing domestic economy and the solid, long-term fundamentals underlying the market lead us to a cautiously optimistic outlook.

Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the year 2000 and beyond. As of the end of June, when this report was finalized, we have completed 75% of the testing of internal systems and are rapidly moving through the remaining systems. In March, we successfully participated in industry-wide testing with the Securities Industry Association. We are confident that our efforts will enable shareholders to receive the same Evergreen products and services after December 1999 that we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

[SIGNATURE APPEARS HERE]

William M. Ennis
President and CEO
Evergreen Investment Company


/1/This information constitutes Year 2000 readiness disclosure.                1

                                   EVERGREEN
                        High Grade Municipal Bond Fund
                      Fund at a Glance as of May 31, 1999

We intend to continue a consistent, yield-oriented strategy that we believe will give the Fund the potential to outperform its peer group both when markets go up and when markets go down.

Portfolio Management
--------------------

[PHOTO OF JAMES T. COLBY III
 APPEARS HERE]

James T. Colby III
Tenure:  February 1992

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 5/31/99.

The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source:  1998 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A, B and C are .25%, 1.00%, 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class Y would have been higher.

--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 2/21/92       Class A   Class B   Class C   Class Y
Class Inception Date                    2/21/92   1/11/93   4/30/99   2/28/94
Average Annual Returns*
1 year with sales charge                  -1.33%    -2.00%     2.57%      N/A
1 year w/o sales charge                    3.62%     2.85%     3.56%     3.88%
3 years                                    4.77%     4.78%     6.45%     6.73%
5 years                                    5.54%     5.49%     6.57%     6.85%
Since Portfolio Inception                  6.06%     6.14%     6.77%     6.97%
Maximum Sales Charge                       4.75%     5.00%     1.00%      N/A
                                         Front End   CDSC      CDSC
30-day SEC Yield                           4.17%     3.62%     3.20%     4.63%
Taxable Equivalent Yield**                 6.90%     5.99%     5.30%     7.67%
12-month capital gain distribution
        per share                         $0.27     $0.27       N/A     $0.27
12 month dividends per share              $0.48     $0.40     $0.04     $0.51

 *   Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

              Evergreen High Grade     Consumer Price    Lehman Brothers
               Municipal Bond A         Index - US          Municipals
2/29/92                9526                 10000              10000
5/31/92                9740                 10079              10212
5/31/93               10965                 10404              11433
5/31/94               11089                 10642              11716
5/31/95               12186                 10981              12783
5/31/96               12642                 11290              13367
5/31/97               13526                 11551              14475
5/31/98               14727                 11746              15832
5/31/99               15260                 12078              16816

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund, Class A shares/1/, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The Lehman Brothers Municipal Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                        High Grade Municipal Bond Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen High Grade Municipal Bond Fund continued to perform very well during the 12-month period ended May 31, 1999, outperforming competitive benchmarks for insured municipal bond mutual funds. The Fund's Class A shares had a total return of 3.62%. You can find more performance information for all share classes on the preceding page. This return is before deduction of any applicable sales charges. During the same 12-month period, the average insured municipal bond fund had a total return of 3.30%, as measured by Lipper Inc., an independent monitor of mutual fund performance.

                                  Portfolio
                                Characteristics
                                ----------------
Total Net Assets:                               $117,370,399
Average Credit Quality:                                  AAA
Average Maturity:                                21.39 years
Average Duration:                                 8.87 years

What was the investment environment like during the period?

It was a year of contrasts, with yields falling and bond prices rising during the first six months, and yields rising and prices falling during the second six months. Consistent with historic relationships, the movements in both yields and prices were more dramatic in the Treasury market than in the municipal bond market.

Over the full 12 months, the yields on 30-year Treasuries went from 5.80% to below 5%, before ending the period on May 31, 1999 at 5.84%. The yields on 30-year, AAA-rated municipal bonds started the period at 5.23% and ended the fiscal year at 5.38%. During the first six months of the fiscal period, interest rates trended lower and bond prices rose as fears of a worldwide economic slowdown encouraged a flight to quality in bonds, especially U.S. Treasury bonds. These fears contributed to significant volatility in the market in the late summer and early fall of 1998, following the Russian government's default on part of its external debt and devaluation of its currency.

Over the final six months of the period, fears about the effects of international economic problems abated. The Brazilian currency devaluation in January 1999, for example, did not have nearly the negative impact of the Russian crisis in August 1998. The actions by the U.S. Federal Reserve Board, which eased the money supply in the fall of 1998, accomplished their goals, and the economic slowdown was averted. In the United States, the economy grew faster than investors had anticipated. Consumer spending, in particular, was very strong. By the end of January 1999, long-term interest rates started to creep back up. Toward the end of the 12-month period in April and May, economic observers became concerned that economic growth was becoming very strong and that inflationary pressures could appear. This triggered increased volatility in the bond market, with interest rates rising and bond prices dropping.

During this latter period, municipal bonds fared comparatively better than Treasuries for several reasons. The international factors that had favored Treasuries in the first six months--the fear of a global slowdown--worked against Treasuries as the fears receded and demand declined for the safest possible securities.

Municipal bond yields had come close to equaling those of Treasuries in November 1998, which meant that on an after-tax basis, they offered more income to almost all investors subject to personal income taxes in the United States. As a consequence, demand held strong as investors recognized the relative value. At the same time, the issuance of new municipal bonds declined by 30% from the levels of 1998, which had experienced the second-highest rate of new issuance on record. This limited supply provided a further underpinning for the prices of municipal bonds.

                                   EVERGREEN
                        High Grade Municipal Bond Fund
                          Portfolio Manager Interview

Consistent with historical relationships, insured municipal bonds/1/--which the Fund emphasizes--while offering greater credit protection, have proved to have greater price volatility than uninsured municipal bonds. This volatility is the result of the fact that insured bonds are the most liquid and easily tradable bonds because of their very high quality. This means that they tend to be the first bonds sold and the first bonds bought, contributing to greater price fluctuations. Insured bonds currently make up about 50% of all newly issued municipal bonds.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(as a percentage of net portfolio assets)

                           [PIE CHART APPEARS HERE]

            AAA--76.4%
            AA--16.3%
            A--7.3%

What strategies did you pursue during this period?

We continued the strategy of the Evergreen municipal bond team, emphasizing yield and focusing on sector and security selection. We believe this yield-sensitive strategy not only increases the income potential of the portfolio, but also would reduce volatility and result in greater consistency of performance. This strategy resulted in above-average performance during both parts of the year--in the first six months when yields fell and in the final six months when yields started to rise again. Over the full year, the Fund finished in the 33rd percentile of its competitive Lipper category.

During the period, we lowered the Fund's weighting in insured bonds/1/ from about 87% of net assets on May 31, 1998 to about 71% of net assets on May 31, 1999. The Fund will always have at least 65% of assets in insured bonds. We invested more in AA-rated and A-rated bonds, as well as bonds subject to the alternative minimum tax, which accounted for 31.8% of assets at the end of the fiscal year. These steps improved the income generation ability of the Fund, while lowering potential price volatility. At the same time, the Fund maintained its high-grade orientation, with 76.4% of net assets invested in AAA-rated bonds, and an average credit rating of AAA.

We emphasized sectors such as healthcare, housing and industrial development bonds because of the yield advantages they offered over other types of municipal bonds.

/1/The insurance on these bonds relates to the underlying securities within the fund and not the mutual funds' shares.

                                   EVERGREEN
                        High Grade Municipal Bond Fund
                          Portfolio Manager Interview

In the final three months of the fiscal year, we lowered the Fund's overall interest rate sensitivity as yields were increasing. At the end of the Fund's fiscal year on May 31, 1999, the Fund's average duration was 8.87 years and the average maturity was 21.39 years. However, because of hedging tactics implemented in the latter part of the year, the Fund's interest rate sensitivity--or tendency to experience price losses as interest rates rise--actually was less than the duration and average maturity figures would indicate.

All these strategies helped performance. The Fund finished the fiscal year in the second quartile of the Lipper insured municipal bond fund category.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

                           [PIE CHART APPEARS HERE]

           Housing--20.7%
           Industrial Development/
           Pollution Control--15.5%
           Airports--14.0%
           Water & Sewer--9.9%
           Hospitals--8.7%
           Electric Power--8.2%
           Other Investments & other
           assets and liabilities, net--6.3%
           General Obligation-Local--5.2%
           Transportation--3.6%
           Education--2.7%
           Special Revenue--2.6%
           General Obligation-State--2.6%

What is your outlook?

We are cautiously optimistic. In recent weeks, we have seen a substantial increase in interest rates and decline in bond prices. While rates may go up more, we do not expect to see any significant rise. In this environment, we will continue to focus on our yield strategy, emphasizing the sectors and individual securities where we find income opportunities and relative value.

Looking at the general economy, it is possible that the rate of growth may start to slow toward the end of 1999 and interest rates could again decline, which would be positive for bond investors. We intend to continue a consistent, yield-oriented strategy that we believe will give the Fund the potential to outperform its peer group both when markets go up and when markets go down.


/1/Portfolio composition is subject to change                                 5

                                   EVERGREEN
                              Municipal Bond Fund
                      Fund at a Glance as of May 31, 1999

In this environment, we will continue to focus on our yield strategy, emphasizing the sectors and individual securities where we find income opportunities and relative value.

                                  Portfolio
                                  Management
--------------------------------------------------------------------------------

[PHOTO OF JAMES T. COLBY                     [PHOTO OF GEORGE J. KIMBALL
 APPEARS HERE]                                APPEARS HERE]

James T. Colby III                           George J. Kimball
Tenure:  February 1992                       Tenure:  April 1998


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 5/31/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source:  1998 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of higher 12b-1 fees applicable to Class B. The 12b-1 fees for Classes A, B and C are .25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/19/78    Class A    Class B    Class C    Class Y
Class Inception Date                 1/20/98    1/19/78    1/26/98    4/30/99
Average Annual Returns*
1 year with sales charge               -1.31%     -1.94%      1.91%       N/A
1 year w/o sales charge                 3.64%      2.86%      2.87%      3.90%
3 years                                 4.55%      4.97%      5.51%      6.56%
5 years                                 5.15%      5.47%      5.39%      6.45%
10 years                                6.36%      6.36%      5.97%      7.15%
Since Portfolio Inception               7.12%      6.85%      6.64%      7.57%
Maximum Sales Charge                    4.75%      5.00%      1.00%       N/A
                                      Front End    CDSC       CDSC
30-day SEC Yield                        4.33%      3.79%      3.79%      5.06%
Taxable Equivalent Yield**              7.17%      6.27%      6.27%      8.38%
12-month capital gain
distribution per share                 $0.23      $0.23      $0.23        N/A
12 month dividends per share           $0.34      $0.29      $0.29      $0.03

 *   Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Evergreen Municipal       Consumer Price      Lehman Brothers
                    Bond B                 Index - US           Municipals
5/31/89              10000                     10000               10000
5/31/90              10611                     10436               10733
5/31/91              11567                     10953               11814
5/31/92              12622                     11284               12975
5/31/93              13964                     11648               14527
5/31/94              13979                     11914               14886
5/31/95              15087                     12294               16242
5/31/96              15616                     12640               16984
5/31/97              16717                     12932               18391
5/31/98              18008                     13150               20115
5/31/99              18523                     13522               21367

Comparison of a $10,000 investment in Evergreen Municipal Bond Fund, Class B shares/1/, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The Lehman Brothers Municipal Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                              Municipal Bond Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen Municipal Bond Fund performed well. Portfolio strategy changes implemented a year ago resulted in above-average performance for the 12-month period ended May 31, 1999. The Fund's Class B shares had a total return of 2.86%. You can find more performance information for all share classes on the preceding page. Fund returns are before deduction of any applicable sales charges. During the same 12-month period, the Lehman Brothers Municipal Bond Index (LBMBI) had a return of 4.67%, while the average performance of general municipal bond funds was 3.26%, as measured by Lipper, Inc., an independent monitor of mutual fund performance.

                                  Portfolio
                                Characteristics
                                ---------------
Total Net Assets:                           $1,184,788,144
Average Credit Quality:                                 AA
Average Maturity:                              20.12 years
Average Duration:                              5.04  years

How would you describe the investment environment during the year?

It was a year of contrasts, with yields falling and bond prices rising during the first six months, and yields rising and prices falling during the second six months. Consistent with historic relationships, the movements in both yields and prices were more dramatic in the Treasury market than in the municipal bond market.

Over the full 12 months, the yields on 30-year Treasuries went from 5.80% to below 5%, before ending the period on May 31, 1999 at 5.84%. The yields on 30-year, AAA-rated municipal bonds started the period at 5.23% and ended the fiscal year at 5.38%. During the first six months of the fiscal period, interest rates trended lower and bond prices rose as fears of a worldwide economic slowdown encouraged a flight to quality in bonds, especially U.S. Treasury bonds. These fears contributed to significant volatility in the market in the late summer and early fall of 1998, following the Russian government's default on part of its external debt and devaluation of its currency.

Over the final six months of the period, fears about the effects of international economic problems abated. The Brazilian currency devaluation in January 1999, for example, did not have nearly the negative impact of the Russian crisis in August 1998. The actions by the U.S. Federal Reserve Board, which eased the money supply in the fall of 1998, accomplished their goals, and the economic slowdown was averted. In the United States, the economy grew faster than investors had anticipated. Consumer spending, in particular,

                                   EVERGREEN
                              Municipal Bond Fund
                          Portfolio Manager Interview

was very strong. By the end of January 1999, long-term interest rates started to creep back up. Toward the end of the 12-month period in April and May, economic observers became concerned that economic growth was becoming very strong and that inflationary pressures could appear. This triggered increased volatility in the bond market, with interest rates rising and bond prices dropping.

During this latter period, municipal bonds fared comparatively better than Treasuries for several reasons. The international factors that had favored Treasuries in the first six months--the fear of a global slowdown--worked against Treasuries as the fears receded and demand declined for the safest possible securities.

Municipal bond yields had come close to equaling those of Treasuries in November 1998, which meant that on an after-tax basis, they offered more income to almost all investors subject to personal income taxes in the United States. As a consequence, demand held strong as investors recognized the relative value. At the same time, the issuance of new municipal bonds declined by 30% from the levels of 1998, which had experienced the second-highest rate of new issuance on record. The limited supply provided a further underpinning to the prices of municipal bonds.

--------------------------------------------------------------------------------
                            PORTFOLIO COMPOSITION/1/
--------------------------------------------------------------------------------
(as a percentage of net assets)

                           [PIE CHART APPEARS HERE]

           Hospitals--17.1%
           Housing--13.3%
           Industrial Development/
           Pollution Control--11.3%
           Water & Sewer--9.3%
           Airports--8.5%
           Other Investments & other
           assets and liabilities, net--8.0%
           Electric Power--7.8%
           Transportation--7.3%
           General Obligation-State--5.6%
           Special Revenue--4.2%
           General Obligation-Local--4.1%
           Education--3.5%

What strategies did you pursue during this period?

We continued the strategy that we had put in place a year earlier, emphasizing yield and focusing on sector and security selection. We believed this yield-sensitive strategy not only would increase the income potential of the portfolio, but also would reduce volatility and result in greater consistency of performance. This strategy resulted in above-average performance, in comparison to the Lipper Municipal Bond Funds' performance, during both parts of the year; in the first six months when yields fell and in the final six months when yields started to rise again. Over the full year, the Fund finished in the 37th percentile of its competitive Lipper category, and in the 26th percentile for the final six months of the year.

We emphasized sectors such as healthcare, housing and industrial development bonds because of the yield advantages they offered over other types of municipal bonds. We also increased the Fund's investments in municipal bonds subject to the alternative minimum tax, which boosted the Fund's yield. At the end of the fiscal year, bonds subject to the alternative minimum tax accounted for 26.5% of net assets.

While the overall average credit quality of the Fund has remained at AA, we have reduced the number of AA- and A-rated bonds, adding to the Fund's position in BBB-rated and non-rated bonds because of the superior yields they tended to offer. The Fund's AAA-rated investments remained fairly constant, beginning the fiscal year at 57% of net assets and ending the fiscal year at 56% of assets. The increased holdings of lower-quality bonds helped the Fund's performance both by adding income and by reducing volatility during the rise in interest rates at the end of the fiscal year. Lower-quality bonds tend to have less sensitivity to interest rate changes than higher-quality bonds.

/1/Portfolio composition is subject to change

                                   EVERGREEN
                              Municipal Bond Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
                              PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(as a percentage of net portfolio assets)

                           [PIE CHART APPEARS HERE]

              AAA--56.6%
              AA--12.3%
              A--13.4%
              BBB--13.8%
              BB--1.0%
              B--0.3%
              NR--2.6%

In the final three months of the fiscal year, we lowered the Fund's overall interest rate sensitivity as yields were increasing. At the end of the Fund's fiscal year on May 31, 1999, the Fund's average duration was 5.04 years and the average maturity was 20.12 years. However, because of hedging tactics implemented in the latter part of the year, the Fund's interest rate sensitivity--tendency to experience price losses as interest rates rise--actually was less than the duration and average maturity figures would indicate.

All of these strategies helped the Fund experience a major turnaround in performance during the year. The new investment team and new investment approach contributed to the improved performance of the Fund.

What is your outlook?

We are cautiously optimistic. In recent weeks, we have seen a substantial increase in interest rates and decline in bond prices. While rates may go up more, we do not expect to see any significant rise. In this environment, we will continue to focus on our yield strategy, emphasizing the sectors and individual securities where we find income opportunities and relative value.

Looking at the general economy, it is possible that the rate of growth may start to slow toward the end of 1999 and interest rates could again decline, which would be positive for bond investors. We intend to continue a consistent, yield-oriented strategy that, we believe, will give the Fund the potential to outperform its peer group both when markets go up and when markets go down.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                      Fund at a Glance as of May 31, 1999

Along with our team of municipal credit analysts, we will continue to monitor the market for hidden and potential opportunities in order to meet the Fund's--and our clients'--objectives.

                                  Portfolio
                                  Management
                              ------------------

[PHOTO OF RICHARD K. MARRONE
 APPEARS HERE]

Richard K. Marrone
Tenure: December 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 5/31/99.

The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source:  1998 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A and B prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A and B have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Classes A and B are .10% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 7/17/91                Class A   Class B   Class Y
Class Inception Date                              1/5/95    1/5/95   7/17/91
Average Annual Returns*
1 year with sales charge                            0.73%    -1.80%      N/A
1 year w/o sales charge                             4.09%     3.16%     4.20%
3 years                                             3.35%     2.63%     4.64%
5 years                                             3.46%     3.00%     4.23%
Since Portfolio Inception                           4.30%     4.24%     4.83%
Maximum Sales Charge                                3.25%     5.00%      N/A
                                                 Front End    CDSC
30-day SEC Yield                                    3.74%     2.96%     3.96%
Taxable Equivalent Yield**                          6.19%     4.90%     6.56%
12-month capital distribution per share            $0.08     $0.08     $0.08
12-month dividends per share                       $0.40     $0.31     $0.41

 *   Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Evergreen Sh-Intermed X     Consumer Price     Lehman Brothers X
                        Muni                 Index - US          Index - US
1/31/95                 9671                    10000               10000
5/31/95                 9956                    10126               10387
5/31/96                10305                    10412               10881
5/31/97                10750                    10652               11463
5/31/98                11299                    10832               12112
5/31/99                11761                    11138               12674

Comparison of a $10,000 investment in Evergreen Short Intermediate Municipal Fund, Class A shares/1/, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen Short-Intermediate Municipal Bond Fund's Class A posted a total return of 4.09% for the twelve-month period ended May 31, 1999. You can find more performance information for all share classes on the preceding pages. Class A shares out-performed the 3.68% average return for the 38 short-intermediate municipal debt funds tracked by Lipper, Inc., an independent monitor of mutual fund performance. In comparison, the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) had a return of 4.63% for the same period. These returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets:                                               $174,532,329
Average Credit Quality:                                                    A
Average Maturity:                                                 4.98 years
Average Duration:                                                 3.13 years

What was the environment like for bonds during the past twelve months?

The fiscal year was broken into two distinctly different periods for fixed-income investors. The U.S. economy provided a very favorable backdrop for most fixed-income securities during the opening months of the fiscal year. Strong economic growth was tempered by relatively benign inflation, as interest rates trended lower through early October. In fact, the yield on the bellwether 30-year Treasury Bond fell from 5.8% at the beginning of the period to 4.7% only a few months later.

Investors then witnessed a dramatic turnaround, as interest rates rose markedly--4.98% to 5.63% from September 30, 1999 to March 31, 1999--despite the fact that the Federal Reserve Board cut the Fed Funds rate three times in three months. Rates rose in response to investors' fears of a potential inflationary flare-up resulting from robust economic growth and powerful consumer spending levels.

--------------------------------------------------------------------------------
                              PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(as a percentage of net portfolio assets)

                            [PIE CHART APPEARS HERE]

               AAA--21.6%
               AA--11.3%
               A--30.7%
               BBB--23.6%
               SP1/MIG1--0.6%
               NR--12.2%

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                          Portfolio Manager Interview

What strategies led to strong performance during the fiscal year?

Strong performance during the fiscal period, particularly in the opening months of 1999, was fueled by strong security selection, as well as a favorable duration strategy. The portfolio's duration was reduced from 3.62 years to 3.13 years from January 1 through May 31. The strategy to shorten duration enhanced performance as interest rates fell significantly during this period.

We then made adjustments to the portfolio during the final months of the fiscal year that focused on the Fund's two primary objectives: strong yield and price stability. As a result, we sold all zero-coupon bonds since these issues typically have significant price volatility. We also trimmed exposure to securities with higher volatility and lower coupon structures. Most of these sales took place in mid-to-late January and we spent early February re-investing these funds.

Simply put, these adjustments resulted in a portfolio with higher yield, more stable net asset value and a slightly lower duration.

--------------------------------------------------------------------------------
                           PORTFOLIO COMPOSITION/1/
--------------------------------------------------------------------------------
(as a percentage of net assets)

                           [PIE CHART APPEARS HERE]

             Other--26.61%
             Hospitals--14.4%
             Industrial Development--12.01%
             Housing--9.62%
             Electric Power--8.56%
             Education--6.52%
             Public Facilities--5.38%
             Escrow--4.50%
             General Obligation-Local--3.90%
             Sales--3.77%
             Transportation--1.79%
             General Obligation-State--1.77%
             Water & Sewer--1.17%

/1/Portfolio composition is subject to change

What is your outlook going forward?

Going forward, we will continue to focus on securities consistent with our income-oriented approach. We are confident this strategy of investing for income and relatively stable net asset value will enhance total return and reward our shareholders over the long term. Along with our team of municipal credit analysts, we will continue to monitor the market for hidden and potential opportunities in order to meet the Fund's--and our clients'--objectives.

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended May 31,        Year Ended August 31,      Year Ended
                         --------------------------   ------------------------  December 31,
                          1999     1998    1997 (a)      1996      1995 (b)         1994
CLASS A SHARES
Net asset value,
 beginning of period     $ 11.36  $ 10.89  $ 10.72    $    10.69  $     9.79      $ 11.16
                         =======  =======  =======    ==========  ==========      =======
Income from investment
 operations
Net investment income       0.48     0.47     0.37          0.52        0.34         0.52
Net realized and
 unrealized gains or
 losses on securities      (0.08)    0.48     0.17          0.03        0.90        (1.37)
                         -------  -------  -------    ----------  ----------      -------
Total from investment
 operations                 0.40     0.95     0.54          0.55        1.24        (0.85)
                         -------  -------  -------    ----------  ----------      -------

Distributions to
 shareholders from
Net investment income      (0.48)   (0.48)   (0.37)        (0.52)      (0.34)       (0.52)
Net realized gains         (0.27)       0        0             0           0            0
                         -------  -------  -------    ----------  ----------      -------
Total distributions to
 shareholders              (0.75)   (0.48)   (0.37)        (0.52)      (0.34)       (0.52)
                         -------  -------  -------    ----------  ----------      -------
Net asset value, end of
 period                  $ 11.01  $ 11.36  $ 10.89    $    10.72  $    10.69      $  9.79
                         =======  =======  =======    ==========  ==========      =======

Total return*               3.62%    8.88%    5.13%         5.21%      12.83%       (7.71)%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $63,018  $64,526  $45,814    $   50,569  $   58,751      $57,676
Ratios to average net
 assets
 Expenses++                 0.95%    1.09%    1.11%+        1.09%       1.09%+       1.02%
 Net investment income      4.26%    4.25%    4.60%+        4.78%       4.93%+       5.04%
Portfolio turnover rate       79%     127%     114%           65%         27%          53%

                            Year Ended May 31,        Year Ended August 31,      Year Ended
                         --------------------------   ------------------------  December 31,
                          1999     1998    1997 (a)      1996      1995 (b)         1994

CLASS B SHARES
Net asset value,
 beginning of period     $ 11.36  $ 10.89  $ 10.72    $    10.69  $     9.79      $ 11.16
                         =======  =======  =======    ==========  ==========      =======
Income from investment
operations
Net investment
 income                     0.40     0.39     0.31          0.44        0.29         0.46
Net realized and
unrealized gains or
losses on securities       (0.08)    0.48     0.17          0.03        0.90        (1.37)
                         -------  -------  -------    ----------  ----------      -------
Total from investment
 operations                 0.32     0.87     0.48          0.47        1.19        (0.91)
                         -------  -------  -------    ----------  ----------      -------
Distributions to
 shareholders from
Net investment income      (0.40)   (0.40)   (0.31)        (0.44)      (0.29)       (0.46)
Net realized gains         (0.27)       0        0             0           0            0
                         -------  -------  -------    ----------  ----------      -------
Total distributions to
 shareholders              (0.67)   (0.40)   (0.31)        (0.44)      (0.29)       (0.46)
                         -------  -------  -------    ----------  ----------      -------
Net asset value, end of
 period                  $ 11.01  $ 11.36  $ 10.89    $    10.72  $    10.69      $  9.79
                         =======  =======  =======    ==========  ==========      =======
Total return*               2.85%    8.07%    4.55%         4.42%      12.27%       (8.24)%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $32,088  $32,822  $31,874    $   32,221  $   34,206      $32,435
Ratios to average net
 assets
 Expenses++                 1.70%    1.84%    1.86%+        1.84%       1.84%+       1.59%
 Net investment income      3.52%    3.51%    3.85%+        4.03%       4.18%+       4.47%
Portfolio turnover rate       79%     127%     114%           65%         27%          53%

(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the eight months ended August 31, 1995. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
 *  Excluding applicable sales charges.
 +  Annualized.
 ++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                             Period Ended
                                                           May 31, 1999 (d)
CLASS C SHARES
Net asset value, beginning of period                            $11.14
                                                                ======
Income from investment operations
Net investment income                                             0.03#
Net realized and unrealized gains or losses on securities        (0.13)
                                                                ------
Total from investment operations                                 (0.10)
                                                                ------
Distributions to shareholders from
Net investment income                                            (0.03)
Net realized gains                                                   0
                                                                ------
Total distributions to shareholders                              (0.03)
                                                                ------
Net asset value, end of period                                  $11.01
                                                                ======
Total return*                                                    (0.86%)
Ratios and supplemental data
Net assets, end of period (thousands)                           $    1
Ratios to average net assets
 Expenses++                                                       1.66%+
 Net investment income                                            3.71%+
Portfolio turnover rate                                             79%

                                                          Year Ended
                             Year Ended May 31,           August 31,
                          --------------------------   -----------------       Period Ended
                           1999     1998    1997 (a)    1996    1995 (b)   December 31, 1994 (c)
 CLASS Y SHARES
 Net asset value,
  beginning of period     $ 11.36  $ 10.89  $ 10.72    $ 10.69  $  9.79           $10.93
                          =======  =======  =======    =======  =======           ======
 Income from investment
  operations
 Net investment income       0.51     0.51     0.39       0.55     0.36             0.46
 Net realized and
  unrealized gains or
  losses on securities      (0.08)    0.47     0.17       0.03     0.90            (1.14)
                          -------  -------  -------    -------  -------           ------
 Total from investment
  operations                 0.43     0.98     0.56       0.58     1.26            (0.68)
                          -------  -------  -------    -------  -------           ------
 Distributions to
  shareholders from
 Net investment income      (0.51)   (0.51)   (0.39)     (0.55)   (0.36)           (0.46)
 Net realized gains         (0.27)       0        0          0        0                0
                          -------  -------  -------    -------  -------           ------
 Total distributions to
  shareholders              (0.78)   (0.51)   (0.39)     (0.55)   (0.36)           (0.46)
                          -------  -------  -------    -------  -------           ------
 Net asset value, end of
  period                  $ 11.01  $ 11.36  $ 10.89    $ 10.72  $ 10.69           $ 9.79
                          =======  =======  =======    =======  =======           ======
 Total return                3.88%    9.15%    5.32%      5.47%   13.02%           (6.29%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $22,264  $24,976  $24,441    $25,112  $25,079           $4,318
 Ratios to average net
  assets
 Expenses++                  0.70%    0.84%    0.86%+     0.84%    0.84%+           0.77%+
 Net investment income       4.51%    4.51%    4.85%+     5.03%    5.18%+           5.46%+
 Portfolio turnover rate       79%     127%     114%        65%      27%              53%

(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the eight months ended August 31, 1995. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
(c) For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.
(d) For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.
 +  Annualized.
 ++ The ratio of expenses to average net assets excludes fee credits but in-
    cludes fee waivers.
 # Net investment income is based on average shares outstanding during the pe-riod.
 *  Excluding applicable sales charges.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended May 31,
                                                 ----------------------
                                                    1999      1998 (b)
 CLASS A SHARES
 Net asset value, beginning of period            $     7.78  $     7.91
                                                 ==========  ==========
 Income from investment operations
 Net investment income                                 0.34#       0.13#
 Net realized and unrealized gains or losses on
  securities                                          (0.07)      (0.13)
                                                 ----------  ----------
 Total from investment operations                      0.27           0
                                                 ----------  ----------
 Distributions to shareholders from
 Net investment income                                (0.34)      (0.13)
 Net realized gains                                   (0.23)          0
                                                 ----------  ----------
 Total distributions to shareholders                  (0.57)      (0.13)
                                                 ----------  ----------
 Net asset value, end of period                  $     7.48  $     7.78
                                                 ==========  ==========
 Total return*                                         3.64%       0.04%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $1,099,718  $1,243,327
 Ratios to average net assets
 Expenses                                              0.85%       0.93%+
 Net investment income                                 4.49%       4.69%+
 Portfolio turnover rate                                 90%         77%

                          Year Ended May 31,              Year Ended December 31,
                          --------------------- ----------------------------------------------
                            1999    1998 (a)       1997        1996        1995        1994
 CLASS B SHARES
 Net asset value,
  beginning of period     $   7.78  $    7.82   $     7.71  $     7.86  $     7.10  $     8.12
                          ========  =========   ==========  ==========  ==========  ==========
 Income from investment
  operations
 Net investment income        0.29#      0.12#        0.38        0.41        0.41        0.37
 Net realized and
  unrealized gains or
  losses on securities       (0.07)     (0.03)        0.23       (0.17)       0.74       (0.96)
                          --------  ---------   ----------  ----------  ----------  ----------
 Total from investment
  operations                  0.22       0.09         0.61        0.24        1.15       (0.59)
                          --------  ---------   ----------  ----------  ----------  ----------
 Distributions to
  shareholders from
 Net investment income       (0.29)     (0.13)       (0.40)      (0.39)      (0.39)      (0.43)
 Net realized gains          (0.23)         0        (0.10)          0           0           0
                          --------  ---------   ----------  ----------  ----------  ----------
 Total distributions to
  shareholders               (0.52)     (0.13)       (0.50)      (0.39)      (0.39)      (0.43)
                          --------  ---------   ----------  ----------  ----------  ----------
 Net asset value, end of
  period                  $   7.48  $    7.78   $     7.82  $     7.71  $     7.86  $     7.10
                          ========  =========   ==========  ==========  ==========  ==========
 Total return*                2.86%      1.15%        8.15%       3.15%      16.61%      (7.34%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $ 78,169  $ 124,664   $1,375,730  $1,557,886  $1,204,468  $1,197,727
 Ratios to average net
  assets
 Expenses++                   1.60%      1.26%+       0.96%       0.87%       0.95%       1.55%
 Net investment income        3.74%      4.32%+       4.97%       5.34%       5.41%       4.92%
 Portfolio turnover rate        90%        77%         126%         69%         56%         84%

(a) For the five months ended May 31, 1998. The Fund changed its fiscal year end from December 31 to May 31, effective May 31, 1998.
(b) For the period from January 20, 1998 (commencement of class operations) to May 31, 1998.
 *  Excluding applicable sales charges.
 +  Annualized.
++  The ratio of expenses to average net assets excludes fee credits.
 # Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended May
                                                                  31,
                                                            ----------------
                                                             1999   1998 (a)
 CLASS C SHARES
 Net asset value, beginning of period                       $ 7.78   $ 7.85
                                                            ======   ======
 Income from investment operations
 Net investment income                                        0.29#    0.11#
 Net realized and unrealized gains or losses on securities   (0.07)   (0.07)
                                                            ------   ------
 Total from investment operations                             0.22     0.04
                                                            ------   ------
 Distributions to shareholders from
 Net investment income                                       (0.29)   (0.11)
 Net realized gains                                          (0.23)       0
                                                            ------   ------
 Total distributions to shareholders                         (0.52)   (0.11)
                                                            ------   ------
 Net asset value, end of period                             $ 7.48   $ 7.78
                                                            ======   ======
 Total return*                                                2.87%    0.46%
 Ratios and supplemental data
 Net assets, end of period (thousands)                      $6,899   $7,708
 Ratios to average net assets
 Expenses++                                                   1.60%    1.68%+
 Net investment income                                        3.75%    3.94%+
 Portfolio turnover rate                                        90%      77%

                                                               Year Ended
                                                            May 31, 1999 (b)
 CLASS Y SHARES
 Net asset value, beginning of period                            $7.57
                                                                 =====
 Income from investment operations
 Net investment income                                            0.04#
 Net realized and unrealized gains or losses on securities       (0.10)
                                                                 -----
 Total from investment operations                                (0.06)
                                                                 -----
 Distributions to shareholders from
 Net investment income                                           (0.03)
 Net realized gains                                                  0
                                                                 -----
 Total distributions to shareholders                             (0.03)
                                                                 -----
 Net asset value, end of period                                  $7.48
                                                                 =====
 Total return                                                    (0.79%)
 Ratios and supplemental data
 Net assets, end of period (thousands)                           $   1
 Ratios to average net assets
 Expenses++                                                        .52%+
 Net investment income                                            5.44%+
 Portfolio turnover rate                                            90%

(a) For the period from January 26, 1998 (commencement of class operations) to May 31, 1998.
(b) For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.
 *  Excluding applicable sales charges.
 +  Annualized.
++  The ratio of expenses to average net assets excludes fee credits.
 # Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended May 31,      Year Ended August 31,
                          ------------------------  -------------------------
                           1999    1998   1997 (a)     1996       1995 (b)
 CLASS A SHARES
 Net asset value,
  beginning of period     $10.19  $10.09   $10.08   $     10.17   $     9.97
                          ======  ======   ======   ===========   ==========
 Income from investment
  operations
 Net investment income      0.40    0.41     0.30          0.43         0.30
 Net realized and
  unrealized gains or
  losses on securities      0.01    0.10     0.01         (0.09)        0.20
                          ------  ------   ------   -----------   ----------
 Total from investment
  operations                0.41    0.51     0.31          0.34         0.50
                          ------  ------   ------   -----------   ----------
 Distributions to
  shareholders from
 Net investment income     (0.40)  (0.41)   (0.30)        (0.43)       (0.30)
 Net realized gains        (0.08)      0        0             0            0
                          ------  ------   ------   -----------   ----------
 Total distributions to
  shareholders             (0.48)  (0.41)   (0.30)        (0.43)       (0.30)
                          ------  ------   ------   -----------   ----------
 Net asset value, end of
  period                  $10.12  $10.19   $10.09   $     10.08   $    10.17
                          ======  ======   ======   ===========   ==========
 Total return*              4.09%   5.11%    3.08%         3.37%        5.09%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $7,975  $6,569   $6,072   $    27,722   $    6,820
 Ratios to average net
  assets
 Expenses++                 0.75%   0.85%    0.96%+        1.11%        1.14%+
 Net investment income      3.93%   4.01%    3.94%+        4.05%        4.32%+
 Portfolio turnover rate      65%     78%      34%           29%          80%

                            Year Ended May 31,      Year Ended August 31,
                          ------------------------  -------------------------
                           1999    1998   1997 (a)     1996       1995 (b)
 CLASS B SHARES
 Net asset value,
  beginning of period     $10.19  $10.10   $10.08   $     10.17   $     9.97
                          ======  ======   ======   ===========   ==========
 Income from investment
  operations
 Net investment income      0.31    0.32     0.23          0.34         0.24
 Net realized and
  unrealized gains or
  losses on securities      0.01    0.09     0.02         (0.09)        0.20
                          ------  ------   ------   -----------   ----------
 Total from investment
  operations                0.32    0.41     0.25          0.25         0.44
                          ------  ------   ------   -----------   ----------

 Distributions to
  shareholders from
 Net investment income     (0.31)  (0.32)   (0.23)        (0.34)       (0.24)
 Net realized gains        (0.08)      0        0             0            0
                          ------  ------   ------   -----------   ----------
 Total distributions to
  shareholders             (0.39)  (0.32)   (0.23)        (0.34)       (0.24)
                          ------  ------   ------   -----------   ----------
 Net asset value, end of
  period                  $10.12  $10.19   $10.10   $     10.08   $    10.17
                          ======  ======   ======   ===========   ==========

 Total return*              3.16%   4.07%    2.49%         2.44%        4.50%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $6,232  $5,790   $6,742   $     7,413   $    6,050
 Ratios to average net
  assets
 Expenses++                 1.65%   1.74%    1.86%+        2.07%        2.26%+
 Net investment income      3.04%   3.11%    3.04%+        3.28%        3.50%+
 Portfolio turnover rate      65%     78%      34%           29%          80%

(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the period from January 5, 1995 (commencement of class operations) to August 31, 1995.
 *  Excluding applicable sales charges.
 +  Annualized.
++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                              Year Ended May 31,          Year Ended August 31,
                          ----------------------------   -------------------------
                            1999      1998    1997 (a)    1996     1995     1994
 CLASS Y SHARES
 Net asset value,
  beginning of period     $  10.19  $  10.10  $ 10.07    $ 10.17  $ 10.21  $ 10.58
                          ========  ========  =======    =======  =======  =======
 Income from investment
  operations
 Net investment income        0.41      0.42     0.30       0.43     0.46     0.47
 Net realized and
  unrealized gains or
  losses on securities        0.01      0.09     0.03      (0.10)   (0.04)   (0.32)
                          --------  --------  -------    -------  -------  -------
 Total from investment
  operations                  0.42      0.51     0.33       0.33     0.42     0.15
                          --------  --------  -------    -------  -------  -------
 Distributions to
  shareholders from
 Net investment income       (0.41)    (0.42)   (0.30)     (0.43)   (0.46)   (0.50)
 Net realized gains          (0.08)        0        0          0        0    (0.02)
                          --------  --------  -------    -------  -------  -------
 Total distributions to
  shareholders               (0.49)    (0.42)   (0.30)     (0.43)   (0.46)   (0.52)
                          --------  --------  -------    -------  -------  -------
 Net asset value, end of
  period                  $  10.12  $  10.19  $ 10.10    $ 10.07  $ 10.17  $ 10.21
                          ========  ========  =======    =======  =======  =======
 Total return                 4.20%     5.11%    3.36%      3.30%    4.20%    1.40%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $160,325  $167,905  $32,293    $34,893  $40,581  $53,417
 Ratios to average net
  assets
 Expenses++                   0.65%     0.70%    0.86%+     0.90%    0.86%    0.83%
 Net investment income        4.04%     4.18%    4.04%+     4.27%    4.52%    4.54%
 Portfolio turnover rate        65%       78%      34%        29%      80%      32%

(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
+   Annualized.
++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                            Schedule of Investments
                                  May 31, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 97.1%
            Alabama - 1.9%

            Jefferson Cnty., AL, Swr. RB:

 $1,000,000 Ser. A
            5.375%, 2/1/36......................................   $  1,001,380

  1,215,000 Ser. D
            5.75%, 2/1/27.......................................      1,278,338
                                                                   ------------
                                                                      2,279,718
                                                                   ------------
            Alaska - 0.9%

  1,000,000 Valdez, AK, Marine Terminal RRB, Pipeline Inc.
             Proj., Ser. B
             5.50%, 10/1/28.....................................        998,470
                                                                   ------------
            California - 5.3%

  1,000,000 California, Dept. of Wtr. Resources, Central Valley
             Proj. Wtr. Sys. RB, Ser. Q
             5.375%, 12/1/27, (MBIA)............................      1,014,610

  2,200,000 California, Edl. Facs. Auth. RB, Santa Clara Univ.,
             (Eff. Yield 5.48%)
             0.00%, 9/1/14, (AMBAC)(a)..........................      1,020,250

  1,000,000 California, Pub. Works Lease, CA State Univ. Proj.
             RB, Ser. A
             5.375%, 10/1/17, (AMBAC)...........................      1,023,150

  1,000,000 Orange Cnty., CA, Pub. Fin. Auth. RB
             5.75%, 12/1/10, (AMBAC)............................      1,085,100

  2,000,000 San Francisco, CA, City & Cnty. Int'l Arpt. RB,
             Second Ser., Issue 10-A
             5.70%, 5/1/26, (MBIA)..............................      2,070,600
                                                                   ------------
                                                                      6,213,710
                                                                   ------------
            Colorado - 5.0%

  1,500,000 Arapahoe Cnty., CO, Pub. Hwy. Auth., Capital Impts.
             Trust Fund RB,
             (E-470 Proj.)
             6.15%, 8/31/26, (MBIA).............................      1,639,905

  1,000,000 Colorado, Pub. Hwy. Auth. RB,
             (E-470-Proj.), Ser. A
             5.75%, 9/1/14......................................      1,091,630

  3,000,000 Denver, CO City & Cnty. Arpt. RRB, Ser. E
             5.50%, 11/15/25, (MBIA)............................      3,074,280
                                                                   ------------
                                                                      5,805,815
                                                                   ------------
            District of Columbia - 1.8%

  2,000,000 Dist. of Columbia, RB, Carnegie Endowment
             5.75%, 11/15/26....................................      2,051,180
                                                                   ------------
            Florida - 2.7%

  2,000,000 Florida, Hsg. Fin. Corp. RB, Homeowner Mtge., Ser. 2
             5.35%, 1/1/21, (MBIA) (b)..........................      2,009,220

     50,000 Jacksonville, FL, Elec. Auth. RB,
             Ser. 3-A
             5.20%, 10/1/02.....................................         52,127
  1,000,000 Orange Cnty., FL, Hlth. Facs. Auth. RB, Orlando
             Reg'l. Healthcare Sys., Ser. 1996C
             6.25%, 10/1/16, (MBIA).............................      1,141,230
                                                                   ------------
                                                                      3,202,577
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Georgia - 1.7%

 $2,000,000 Burke Cnty. GA, Dev. Auth. PCRB, GA Pwr. Co. Plant
             5.45%, 5/1/34......................................   $  1,939,220

     50,000 De Kalb Cnty., GA, Hlth. Facs., GO
             5.30%, 1/1/03......................................         52,289
                                                                   ------------
                                                                      1,991,509
                                                                   ------------
            Hawaii - 0.0%

     50,000 Hawaii State, GO, Ser. CE
             5.20%, 6/1/04......................................         52,100
                                                                   ------------
            Idaho - 0.6%

    675,000 Idaho, Hsg. Agcy., SFHRB, Ser. C-1
             6.30%, 7/1/11......................................        714,022
                                                                   ------------
            Illinois - 9.6%

     85,000 Bloomingdale, IL, GO
             5.45%, 1/1/09......................................         88,583

  1,000,000 Chicago, Illinois, Midway Arpt. RB, Ser. A
             5.125%, 1/1/35.....................................        940,170

  3,000,000 Illinois, Dev. Fin. Auth. PCRB, Cmnwlth. Edison Co.
             Proj., Ser. 1994D
             6.75%, 3/1/15, (AMBAC).............................      3,352,740

  1,750,000 Illinois, Hlth. Facs. Auth., Hlth. Facs. RRB, Ser.
             1992AA
             6.50%, 6/1/12, (MBIA)..............................      2,009,700

  2,500,000 Illinois, Hlth. Facs. Auth. RB, Loyola Univ. Hlth.
             Sys., Ser. A
             6.00%, 7/1/13, (MBIA)..............................      2,761,250

  1,000,000 Illinois, Metropolitan Pier & Exposition Auth.
             Dedicated State Tax RB, McCormick Plantation
             Expansion, Ser. A
             5.25%, 6/15/27.....................................        979,840

            Illinois, Sales Tax RB:

     60,000 4.90%, 6/15/07......................................         61,685

  1,000,000 5.50%, 6/15/20......................................      1,025,390
                                                                   ------------
                                                                     11,219,358
                                                                   ------------
            Indiana - 1.5%

  1,500,000 Indiana, Middle Sch. Bldg. Corp., Lawrence Township
             of Marion Cnty., First Mtge. RB
             6.875%, 7/5/11, (MBIA).............................      1,762,665
                                                                   ------------
            Massachusetts - 0.9%

     50,000 Massachusetts, Bay Trans. Auth., General Trans. Sys.
             RB, Ser. A
             5.30%, 3/1/05......................................         52,706

  1,000,000 Massachusetts, IFA RB, Parking Facs., Avon
             Associates LLC, Ser. A
             5.375%, 4/1/20, (MBIA).............................      1,007,140
                                                                   ------------
                                                                      1,059,846
                                                                   ------------
            Michigan - 1.6%
  2,000,000 Wayne Charter Cnty., MI, Arpt. RB, Detroit
             Metropolitan Wayne Cnty., Ser. A
             5.00%, 12/1/22, (MBIA).............................      1,896,720
                                                                   ------------

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                      Schedule of Investments (continued)
                                  May 31, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Minnesota - 0.4%

 $  450,000 Minnesota, HFA, SFHRB, Ser. H
             6.70%, 1/1/18......................................   $    479,583
                                                                   ------------
            Mississippi - 0.9%

  1,000,000 Mississippi, Home Corp., SFHRB, Class 7, Ser. B
             5.25%, 6/1/30, (FNMA & GNMA).......................      1,050,680
                                                                   ------------
            Nebraska - 2.0%

  2,355,000 Nebraska, Investment Fin. Auth., SFHRB, Ser. F
             5.60%, 9/1/20, (GNMA)..............................      2,367,081
                                                                   ------------
            Nevada - 2.5%

  1,000,000 Clark Cnty., NV, Sch. Dist., Bldg. & Renovations,
             GO, Ser. B
             5.25%, 6/15/17, (FGIC).............................      1,002,110

  2,000,000 Nevada, Hsg. Division, SFHRB, Ser. A-2
             5.20%, 10/1/18.....................................      1,975,840
                                                                   ------------
                                                                      2,977,950
                                                                   ------------
            New Jersey - 0.1%

     65,000 Medford Township, NJ,
             Board of Ed., GO
             5.95%, 2/1/03, (FGIC)..............................         69,416
                                                                   ------------
            New Mexico - 3.3%

    500,000 Albuquerque, NM, Arpt. RB,
             Ser. 1995 A
             6.35%, 7/1/07, (AMBAC).............................        537,535

  2,100,000 Farmington, NM, PCRB, Pub. Service Co. of San Juan,
             Ser. C
             5.70%, 12/1/16, (AMBAC)............................      2,207,247

  1,190,000 New Mexico, Mtge. Fin. Auth. RB
             5.15%, 9/1/19......................................      1,173,709
                                                                   ------------
                                                                      3,918,491
                                                                   ------------
            New York - 13.5%

  2,250,000 Long Island, NY, Pwr. Auth., Elec. Sys. RB, Ser. A
             5.75%, 12/1/24.....................................      2,335,522

  1,000,000 New York, Mtge. Agcy. RB, Homeowner Mtge., Ser. 70
             5.375%, 10/1/17....................................      1,010,090

            New York & New Jersey, Port Auth.:

    500,000 97th Ser.
            6.50%, 7/15/19, (FGIC)..............................        549,185

  1,000,000 104th Ser.
            5.20%, 7/15/21, (AMBAC).............................      1,000,620

            New York City, NY, Wtr. & Swr. Sys. RB:

    700,000 5.75%, 6/15/26, (MBIA)..............................        743,456

            Muni. Wtr. Fin. Auth. RB, Ser. B:

  1,000,000 5.50%, 6/15/27, (MBIA)..............................      1,032,330

  2,000,000 5.75%, 6/15/29, (MBIA)..............................      2,112,500

  2,000,000 New York, Energy Research & Dev. Auth., Lilco Proj.,
             PCRB, Ser. B
             5.15%, 3/1/16......................................      1,958,100

  1,475,000 New York, HFA RB, Ser. 1994 B
             6.35%, 8/15/23, (AMBAC)............................      1,581,731

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            New York - continued

 $2,000,000 New York, Local Govt. Assist., RRB, Ser. B
             5.00%, 4/1/21......................................   $  1,935,320

  1,600,000 New York, Mtge. Agcy. RB, Ser. 73-A
             5.30%, 10/1/28.....................................      1,595,152
                                                                   ------------
                                                                     15,854,006
                                                                   ------------
            North Dakota - 2.7%

  3,000,000 Mercer Cnty., ND, PCRB, Basin Elec. Pwr.,
             Cooperative-Antelope Valley RB, 2nd Ser.
             6.05%, 1/1/19, (AMBAC).............................      3,183,180
                                                                   ------------
            Ohio - 2.3%

  1,000,000 Cleveland, OH, Arpt. Sys. RB, Ser. A
             5.125%, 1/1/17.....................................        975,620

  1,000,000 Ohio, Board of Ed., Kings Local Sch. Dist., City of
             Warren, GO, Ser. 1995
             7.50%, 12/1/16, (FGIC).............................      1,288,020

    455,000 Ohio, Hsg. Fin. Agcy., Residential Mtge. RB, 1995
             Ser. A-2
             6.625%, 3/1/26, (GNMA).............................        486,349
                                                                   ------------
                                                                      2,749,989
                                                                   ------------
            Pennsylvania - 1.5%

    100,000 Delaware Cnty., PA, Villanova Univ. RB, Ser. A
             4.625%, 12/1/07, (MBIA)............................        101,299

    110,000 Lehigh Cnty., PA, GO
             5.125%, 11/15/08, (FGIC)...........................        113,027

    100,000 Pennsylvania, IDA RB, EDA
             5.00%, 7/1/04, (AMBAC).............................        103,537

     50,000 Pennsylvania State Turnpike Commission, Turnpike RB,
             Ser. F
             7.25%, 12/1/17, (AMBAC)............................         51,967

    100,000 Pittsburgh, PA, Sch. Dist., GO, Ser. A
             4.85%, 9/1/03......................................        103,237

     50,000 Scranton, Lackawanna, PA, Hlth. & Welfare Auth. RRB
             5.00%, 1/1/06, (MBIA)..............................         51,583

    100,000 Tunkhannock, PA, Area Sch. Dist., GO
             4.55%, 7/15/08, (AMBAC)............................        100,108

     90,000 Univ. of Pittsburgh, PA, The Cmnwlth. Sys. of Higher
             Ed., Univ. Capital Proj. RB
             5.05%, 6/1/10, (FGIC)..............................         92,130

  1,000,000 York Cnty., PA. Solid Wst. & Refuse
             Auth., Solid Wst. Sys. RB
             5.50%, 12/1/12, (FGIC).............................      1,062,840
                                                                   ------------
                                                                      1,779,728
                                                                   ------------
            Rhode Island - 0.9%

  1,000,000 Rhode Island, Clean Wtr. Fin. Agcy. RB, Wst. Wtr.
             Treatment Sys.
             5.80%, 9/1/22, (MBIA)..............................      1,039,080
                                                                   ------------
            South Carolina - 2.1%
  2,300,000 Greenville, SC, Hosp. Sys., Hosp. Facs. RB, Ser. A
             5.75%, 5/1/14......................................      2,412,746
                                                                   ------------

                                   EVERGREEN
                        High Grade Municipal Bond Fund
                      Schedule of Investments (continued)
                                 May 31, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Tennessee - 1.6%

 $1,700,000 Knox Cnty., TN, Hlth., Edl. & Hsg. Facility Board,
             Hosp. Facility RB, (Fort Sanders Alliance), Ser.
             1993
             6.25%, 1/1/13, (MBIA)..............................   $  1,918,467
                                                                   ------------
            Texas - 8.1%

  1,500,000 Austin, TX, Arpt. Sys. RB, Prior Lien, Ser. 1995A
             6.125%, 11/15/25, (MBIA)...........................      1,613,130

  1,000,000 Brazos River Auth. TX, RRB, Houston Inds. Inc. Proj.
             C
             5.125%, 5/1/19, (AMBAC)............................        970,210

  1,000,000 Dallas, TX, Spl. Tax RB, Ser. A
             5.25%, 8/15/16, (AMBAC)............................      1,008,360

  1,500,000 Hays, TX, Cons. Independent Sch. Dist., GO
             5.875%, 8/15/22....................................      1,593,555

  1,000,000 Houston, TX, Wtr. Conveyance Sys. Contract, COP,
             Ser. 1993 H
             7.50%, 12/15/14, (AMBAC)...........................      1,266,060

  2,000,000 San Antonio, TX, Arpt. Sys. RB
             5.70%, 7/1/11......................................      2,100,880

  1,000,000 Texas, Dept. of Hsg. & Community Affairs Residential
             Mtge. RB, Ser. A
             5.25%, 7/1/18, (GNMA & FNMA).......................        993,990
                                                                   ------------
                                                                      9,546,185
                                                                   ------------
            Utah - 5.3%

  2,500,000 Intermountain Pwr. Agcy. UT, Pwr. Supply, RRB, Ser.
             A
             5.00%, 7/1/19, (MBIA)..............................      2,422,850

  1,000,000 Salt Lake City, UT, Salt Lake Cnty. Arpt. RB, Ser.
             1993A
             6.00%, 12/1/12, (FGIC).............................      1,075,680

  2,700,000 Utah, Hsg. Fin. Agcy., SFHRB, Ser. C
             5.35%, 7/1/20......................................      2,676,267
                                                                   ------------
                                                                      6,174,797
                                                                   ------------
            Virginia - 1.3%

  1,545,000 Virginia, Hsg. Dev. Auth., Cmnwlth. Mtge. RB, Ser. D
             5.40%, 7/1/21......................................      1,542,945
                                                                   ------------
            Washington - 3.7%

  1,000,000 Chelan Cnty., WA, Pub. Utility Dist., Cons. RB, Ser.
             A
             5.25%, 7/1/33, (FSA)...............................        961,470

  2,500,000 Port Seattle, WA, Passenger Fac. Charge RB, Ser. A
             5.00%, 12/1/23, (MBIA).............................      2,394,425

  1,000,000 Seattle, WA, Port RB, Ser. A
             5.50%, 10/1/22, (FGIC).............................      1,019,680
                                                                   ------------
                                                                      4,375,575
                                                                   ------------
            West Virginia - 0.5%

 $  500,000 West Virginia, HDA Funding RB, Ser. A
             6.05%, 5/1/27......................................        529,795
                                                                   ------------
            Wisconsin - 8.8%

  4,500,000 Superior, WI, Limited Obl. RRB, Midwest Energy
             Resource Co. Proj., Ser. E-1991
             6.90%, 8/1/21, (FGIC)..............................      5,479,110

            Wisconsin, Hsg. & EDA, Home Ownership RB:

  1,250,000 Ser. B
            5.60%, 3/1/28.......................................      1,265,500

  2,500,000 Ser. H
            5.75%, 9/1/28.......................................      2,550,225

            Wisconsin, Trans. RB:

     80,000 Prerefunded, Ser. B
            5.50%, 7/1/22.......................................         83,691

    920,000 Unrefunded Balance, Ser. B
            5.50%, 7/1/22.......................................        929,835
                                                                   ------------
                                                                     10,308,361
                                                                   ------------
            Puerto Rico - 2.1%

  1,000,000 Cmnwlth of Puerto Rico, Elec. Pwr. Auth. Pwr. RB,
             Series AA
             5.25%, 7/1/17, (MBIA)..............................      1,014,820

  1,000,000 Cmnwlth of Puerto Rico, Pub. Fin. Corp., Cmnwlth.
             Approp. RB, Ser. A
             5.375%, 6/1/16, (AMBAC)............................      1,052,010

    335,000 Cmnwlth. of Puerto Rico, Hsg., Bank & Fin. Agcy.,
             SFHRB
             6.10%, 10/1/15, (GNMA, FNMA & FHLMC)...............        350,695
                                                                   ------------
                                                                      2,417,525
                                                                   ------------
            Total Municipal Obligations (cost $111,224,651).....    113,943,270
                                                                   ------------

   Shares                                                             Value
 MUTUAL FUND SHARES - 1.5% (cost $1,769,345)
  1,769,345 Federated Municipal Obligations Fund................      1,769,345
                                                                   ------------

            Total Investments -
             (cost $112,993,996)..........................    98.6%  115,712,615
            Other Assets and
             Liabilities - net............................     1.4     1,657,784
                                                             -----  ------------
            Net Assets....................................   100.0% $117,370,399
                                                             =====  ============

                                   EVERGREEN
                         High Grade Municipal Bond Fund
                       Schedule of Investments (continued)
                                  May 31, 1999


The Fund invests primarily in debt securities issued by municipalities. The ability of issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipal-ity. In order to reduce risk associated with such economic developments, at May 31, 1999, 67% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and finan-cial guaranty assurance agencies. At May 31, 1999, the Fund had securi-ties backed by bond insurance of the following financial institutions representing more than 5% of net assets:

MBIA    31.9%
AMBAC   17.7%
FGIC    12.1%

(a) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(b) At May 31, 1999, $2,009,220 principal amount of this security was pledged to cover margin requirements for open futures contracts.

Summary of Abbreviations:
AMBAC   Insured by American Municipal Bond Assurance Corporation
COP     Certificates of Participation
EDA     Economic Development Authority
FGIC    Insured by Federal Guaranty Insurance Corporation
FHLMC   Insured by Federal Home Loan Mortgage Corporation
FNMA    Insured by Federal National Mortgage Association
FSA     Insured by Financial Security Assurance Corporation
GNMA    Insured by Government National Mortgage Association
GO      General Obligation
HFA     Housing Finance Authority
IDA     Industrial Development Authority
IFA     Industrial Financing Authority
LILCo.  Long Island Lighting Company
MBIA    Insured by Municipal Bond Investors Assurance Corporation
PCRB    Pollution Control Revenue Bond
RB      Revenue Bond
RRB     Refunding Revenue Bond
SFHRB   Single Family Housing Revenue Bond

FUTURES CONTRACTS - SHORT POSITIONS

            Number of                      Initial Contract   Value at   Unrealized
Expiration  Contracts                           Amount      May 31, 1999    Gain
-----------------------------------------------------------------------------------
June-99          2    Municipal Bond Index    $  249,375     $  243,938   $ 5,438
June-99         15    Municipal Bond Index     1,866,198      1,829,531    36,667
June-99         31    Municipal Bond Index     3,813,000      3,781,031    31,969
                                              ----------     ----------   -------
                                              $5,928,573     $5,854,500   $74,073
                                              ==========     ==========   =======

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Municipal Bond Fund
                            Schedule of Investments
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - 98.9%
             Alabama - 2.1%
 $ 1,955,000 Alabama, HFA, SFHRB, Ser. D-1
             6.00%, 10/1/16, (GNMA)...........................   $    2,047,511
   2,000,000 Alabama, Wtr. PCRB, Revolving Fund Loan, Ser. B
             5.50%, 8/15/16, (AMBAC)..........................        2,054,820
     655,000 Birmingham, AL, Arpt. Auth. RB
             5.625%, 7/1/26, (MBIA)...........................          682,124
             Jefferson Cnty., AL:
   3,895,000 Board of Ed., Sch. Warrants, Ser. A
             5.80%, 2/15/20, (FSA)............................        4,165,858
   5,000,000 Swr. RB, Ser. A
             5.75%, 2/1/38, (FGIC)............................        5,252,400
   9,900,000 Swr. RB, Ser. A54
             7.77%, 6/2/99 (d)................................       10,942,074
                                                                 --------------
                                                                     25,144,787
                                                                 --------------
             Alaska - 3.9%
  15,000,000 Alaska, Energy Auth., Util. RB, Linked
              Bulls/Bears FRN
             6.60%, 7/1/15, (FSA) (c).........................       17,429,700
  15,580,000 Alaska, Hsg. Fin. Corp., RB, Ser. A-2
             5.75%, 6/1/24....................................       15,949,713
             Alaska, IDA & Export Auth., RB,
             Refunding, Revolving Fund:
   5,000,000 Ser. A,
             5.20%, 4/1/18, (MBIA)............................        4,905,500
   6,000,000 Snettisham Hydroelec, Ser. 1,
             5.25%, 1/1/22, (AMBAC)...........................        5,890,800
   2,000,000 Alaska, Int'l. Arpt. RB, Ser. A
             5.125%, 10/1/15, (AMBAC).........................        1,983,480
                                                                 --------------
                                                                     46,159,193
                                                                 --------------
             Arizona - 0.9%
     850,000 Chandler, AZ, Wtr. & Swr. RB
             6.75%, 7/1/06, (FGIC)............................          906,942
   6,000,000 Maricopa Cnty., AZ, Elementary Sch. Dist., No.
              069, GO, Ser. C
             8.125%, 1/1/10, (MBIA)...........................        7,708,740
   2,030,000 Pima Cnty., AZ, Unified Sch. Dist. No. 1, GO
             7.50%, 7/1/03, (FGIC)............................        2,296,437
                                                                 --------------
                                                                     10,912,119
                                                                 --------------
             California - 6.1%
   1,500,000 Abag, CA, Rhoda Haas Goldman Plaza Fin. Auth. for
              Non Profit Corps., COP
             5.125%, 5/15/15..................................        1,478,280
   1,500,000 Alameda Corridor Trans. Auth., RB, Sr. Lien, Ser.
              A
             5.125%, 10/1/18..................................        1,495,335
   1,000,000 Anaheim, CA, Pub. Fin. Auth., Lease RB Pub. Impt.
              Proj., Ser. C
             6.00%, 9/1/16, (FSA).............................        1,114,560
   2,500,000 California, GO Ser. BH, Veteran's Bonds
             5.50%, 12/1/18...................................        2,556,075

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             California - continued
             California, HFA RB:
 $12,000,000 Ser. D,
             5.85%, 8/1/17....................................   $   12,541,200
   1,975,000 Ser. H,
             6.25%, 8/1/27, (FHA).............................        2,071,617
             California, Pub. Works Board, Lease RB:
             CA Univ. Proj., Ser. A:
     350,000 5.25%, 10/1/16...................................          353,112
   8,775,000 5.50%, 10/1/14...................................        9,198,218
   9,400,000 5.50%, 10/1/15...................................        9,796,116
   5,195,000 Community College Proj., Ser. B
             5.625%, 3/1/16, (AMBAC)..........................        5,478,751
   3,700,000 State Prison, Ser. E,
             5.50%, 6/1/15....................................        3,910,419
   4,325,000 Foothill/Eastern Trans. Corridor Sr. Lien, Ser. A
             0.00%, 1/1/30, (Eff. Yield 7.30%) (b)............          810,375
     200,000 Los Angeles Cnty., CA, Pub. Works Fin. Auth.,
              Lease RB Multiple Capital Facs. Proj., Ser. B
             5.125%, 12/1/17, (AMBAC).........................          199,880
   2,750,000 Palm Desert, CA, Fin. Auth., Tax Allocation RB,
              Proj. Area No. 1
             5.625%, 4/1/23, (MBIA)...........................        2,871,110
     550,000 Poway, CA, Community Facs. Dist., Spl. Tax,
              Parkway Business Ctr.
             6.75%, 8/15/15...................................          593,950
             San Francisco, CA, Bldg. Auth., Lease RB, San
              Francisco
             Civic Ctr., Complex A:
     500,000 5.25%, 12/1/16, (AMBAC)..........................          508,220
     500,000 6.00%, 12/1/09, (AMBAC)..........................          564,245
   3,765,000 San Francisco, CA, Int'l. & Cnty. Arpt. RB, Ser.
              2, Issue 10-A
             5.70%, 5/1/26, (MBIA)............................        3,941,428
   3,000,000 San Jose, CA, Redev. Agcy., Tax Allocation,
              Merged Area Redev. Proj., Ser. B
             5.75%, 8/1/11....................................        3,189,330
     400,000 San Juan, CA, MSR Pub. Pwr. Agcy. RB, Ser. E
             6.75%, 7/1/11....................................          429,408
  10,000,000 Southern CA, Pub. Pwr. Auth., Transmission Proj.
              RB
             0.00%, 7/1/15, (Eff. Yield
             5.93%) (FGIC) (b)................................        4,492,000
             Victor Valley, CA, Joint Unified High
              Sch. Dist., Capital Appreciation GO:
   3,780,000 0.00%, 9/1/11, (Eff. Yield
             6.25%) (MBIA) (b)................................        2,107,161
   4,450,000 0.00%, 9/1/13, (Eff. Yield
             6.35%) (MBIA) (b)................................        2,205,242
     625,000 Vista, CA, Community Dev.
             Commission, Tax Allocation, Vista Redev. Proj.
             6.00%, 9/1/10, (MBIA)............................          702,269
                                                                 --------------
                                                                     72,608,301
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Colorado - 6.1%
 $ 4,000,000 Araphoe Cnty., CO, SFHRB
             0.00%, 9/1/10, (Eff. Yield 11.875%) (b)..........   $    2,293,080
             Colorado East 470 Pub. Hwy. Auth. RB, Capital
              Appreciation, Sr. Ser. B:
   9,795,000 0.00%, 9/1/13, (Eff. Yield 5.30%) (b) (MBIA).....        4,833,735
   8,000,000 0.00%, 9/1/14, (Eff. Yield
             5.35%) (b) (MBIA)................................        3,734,720
   5,000,000 0.00%, 9/1/17, (Eff. Yield
             5.449%) (b) (MBIA)...............................        1,935,600
   8,300,000 0.00%, 9/1/20, (Eff. Yield
             5.50%) (b) (MBIA)................................        2,682,145
             Colorado HFA, SFHRB:
   2,275,000 Ser. A-2,
             6.60%, 5/1/28....................................        2,498,155
   3,000,000 Ser. B-2,
             6.40%, 11/1/24...................................        3,216,270
             Denver, CO, City & Cnty. Arpt. RB:
     140,000 Prerefunded Balance, Ser. A,
             8.00%, 11/15/25..................................          153,318
     865,000 Prerefunded Balance, Ser. B,
             7.25%, 11/15/12..................................          969,821
   8,200,000 Ser. D,
             7.75%, 11/15/13..................................       10,153,404
             Unrefunded Balance, Ser. A,
   5,480,000 7.50%, 11/15/23..................................        6,198,812
   1,300,000 8.00%, 11/15/25..................................        1,389,732
   8,060,000 8.75%, 11/15/23..................................        8,930,802
   3,385,000 Unrefunded Balance, Ser. B,
             7.25%, 11/15/21..................................        3,705,424
   9,700,000 Unrefunded Balance, Ser. D,
             7.75%, 11/15/21..................................       10,559,323
             El Paso Cnty., CO, GO, Sch. Dist. No. 11,
              Colorado Springs:
   2,310,000 6.50%, 12/1/12...................................        2,706,835
   2,000,000 7.10%, 12/1/13...................................        2,474,080
   1,000,000 7.10%, 12/1/16...................................        1,247,000
   2,250,000 Larimer Cnty., CO, GO, Sch. Dist. No. 1
             7.00%, 12/15/16, (MBIA)..........................        2,777,332
                                                                 --------------
                                                                     72,459,588
                                                                 --------------
             Connecticut - 0.4%
             Connecticut, HFA RB,
   2,000,000 Ser. B-2
             5.375%, 11/15/18.................................        2,005,680
   3,000,000 Ser. D-2
             5.45%, 11/15/24..................................        3,009,720
                                                                 --------------
                                                                      5,015,400
                                                                 --------------
             Delaware - 0.2%
   1,600,000 Delaware, Hlth. Facs. Auth. RB, Med. Ctr. of DE
             7.00%, 10/1/15, (MBIA)...........................        1,801,248
                                                                 --------------

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             District of Columbia - 1.7%
 $ 1,500,000 District of Columbia, American Assn. for the
              Advancement of Science RB
             5.25%, 1/1/16, (AMBAC)...........................   $    1,513,275
   5,910,000 District of Columbia, Arpt. Auth. RB, Ser. B
             5.50%, 10/1/23...................................        5,960,471
   3,765,000 District of Columbia, Hosp. RB, Medatlantic
              Healthcare Group, Ser. A
             6.00%, 8/15/11, (MBIA)...........................        4,167,215
   8,000,000 District of Columbia, Hsg. RB, Carnegie Endowment
              for Int'l. Peace
             5.75%, 11/15/26..................................        8,264,640
                                                                 --------------
                                                                     19,905,601
                                                                 --------------
             Florida - 3.1%
  10,000,000 Florida, Board of Ed. Capital Outlay GO, Ser. B
             5.75%, 6/1/17....................................       10,781,600
   3,580,000 Florida, GO, Jacksonville Transit Auth.
             9.20%, 1/1/15 (e)................................        5,057,394
             Gainesville, FL, Util. Sys. RB,
              Ser. B:
     435,000 7.50%, 10/1/08...................................          532,736
     695,000 7.50%, 10/1/09...................................          859,805
     370,000 Hillsborough Cnty., FL, HFA, SFHRB, Ser. A
             7.30%, 4/1/22, (GNMA)............................          383,505
   3,400,000 Lee Cnty., FL, IDA Hlth. Care Facs. RB, Shell
              Point Village Proj., Ser. A
             5.50%, 11/15/29..................................        3,269,848
     300,000 Lee Cnty., FL, Solid Wst. Sys. RB, Ser. B
             7.00%, 10/1/11...................................          322,962
   8,000,000 Miami-Dade Cnty., FL, Spl. Obl., Ser. A
             0.00%, 10/1/16, (Eff. Yield 5.50%) (b)...........        3,207,520
     495,000 Orange Cnty., FL, HFA SFHRB,
              Ser. B
             6.85%, 10/1/27, (GNMA/FNMA)......................          524,710
   2,000,000 Orange Cnty., FL, Hlth. Facs. Auth. RB, Orlando
              Reg'l. Healthcare, Ser. A
             6.25%, 10/1/18, (MBIA)...........................        2,272,420
   2,960,000 Orlando-Orange Cnty., FL, Expressway Auth. RB
             8.25%, 7/1/15, (FGIC)............................        4,050,198
   3,600,000 Palm Beach Cnty. FL, Hlth. Facs. Auth., Acts
              Retirement Life Communities
             5.125%, 11/15/29.................................        3,361,284
   1,000,000 Sarasota Cnty., FL, Util. Sys. RB
             6.50%, 10/1/22...................................        1,129,860
     500,000 Tampa, FL, Allegheny Hlth. Sys. RB, St. Joseph's
              Hosp.
             6.50%, 12/1/23...................................          566,500
                                                                 --------------
                                                                     36,320,342
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Georgia - 4.8%
             Burke Cnty., GA, Dev. Auth. PCRB, GA Pwr. Plant
              Vogtle Proj.:
 $ 3,400,000 Ser. 1,
             5.40%, 5/1/34....................................   $    3,343,050
   9,100,000 Ser. 3,
             5.45%, 5/1/34....................................        8,879,780
   3,000,000 Forsyth Cnty., GA, Sch. Dist., GO
             6.75%, 7/1/16....................................        3,572,490
   6,500,000 Fulton Cnty., GA, Dev. Auth. Spl. Facs. RB
             5.45%, 5/1/23....................................        6,330,285
             Georgia, GO:
   5,000,000 Ser. B,
             5.75%, 7/1/05....................................        5,427,800
  10,700,000 Ser. C,
             5.25%, 4/1/11....................................       11,228,580
   9,800,000 Georgia, Muni. Elec. Auth., RB, Ser. B
             6.375%, 1/1/16...................................       11,198,264
   2,000,000 Georgia, Private Colleges & Univ. Auth. RB,
              Mercer Univ. Proj., Ser. A
             5.375%, 10/1/29..................................        1,966,040
   4,255,000 Metropolitan Atlanta Rapid Transit Auth., GA,
              Sales Tax RB, Ser. P
             6.25%, 7/1/11, (AMBAC)...........................        4,865,848
                                                                 --------------
                                                                     56,812,137
                                                                 --------------
             Hawaii - 0.5%
   2,000,000 Hawaii, Dept. of Budget & Fin., Spl. Purpose RB,
              Hawaiian Elec. Co., Inc., Ser. A
             5.65%, 10/1/27, (MBIA)...........................        2,116,980
   4,060,000 Hawaii, Hsg. Fin. & Dev. Corp. RB, Ser. C
             5.35%, 7/1/20, (FNMA)............................        4,024,353
                                                                 --------------
                                                                      6,141,333
                                                                 --------------
             Idaho - 0.1%
     590,000 Idaho, HFA, SFHRB, Ser. D-1
             8.00%, 1/1/20, (FHA).............................          641,548
                                                                 --------------
             Illinois - 5.8%
   5,000,000 Chicago, IL, Midway Arpt. RB, Ser. A
             5.125%, 1/1/35, (MBIA)...........................        4,702,100
             Chicago, IL, Ohare Int'l. Arpt. RB:
   5,000,000 Refunding, Sr. Lien, Ser. A,
             5.00%, 1/1/16, (MBIA)............................        4,878,750
  12,900,000 Refunding, United Air Lines, Inc. Proj., Ser. A,
             5.35%, 9/1/16....................................       12,628,842
   1,890,000 Chicago, IL, SFHRB Ser. B
             6.95%, 9/1/28,
             (GNMA/FNMA/FHLMC)................................        2,087,807
   4,000,000 Illinois, Dev. Fin. Auth.,
             PCRB Edison Co. Proj., Ser. D
             6.75%, 3/1/15, (AMBAC)...........................        4,521,440
   3,000,000 Illinois, Hlth. Facs. Auth. RB, Centegra Hlth.
              Sys.
             5.25%, 9/1/24....................................        2,827,830

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Illinois - continued
 $10,500,000 Illinois, Sales Tax RB, Ser. P
             6.50%, 6/15/22...................................   $   12,199,845
   2,965,000 Kankakee, IL, Swr. RB
             6.875%, 5/1/11, (FGIC)...........................        3,321,452
             Metropolitan Fair & Exposition Auth., IL:
             McCormick Plan Expansion,
  14,000,000 0.00%, 6/15/16, (Eff. Yield 6.75%) (b)...........        5,724,320
   3,000,000 Ser. A,
             5.00%, 6/1/15, (BIG).............................        2,954,580
   6,000,000 Northern IL, Univ. RB, Auxiliary Facs. Sys.
             5.75%, 4/1/22, (FGIC)............................        6,327,840
   4,950,000 Quincy, IL, RB Blessing Hosp. Proj.
             6.00%, 11/15/18..................................        5,123,399
   1,760,000 Southwestern IL, Dev. Auth.
             RB, Anderson Hosp. Proj.
             5.625%, 8/15/29..................................        1,716,176
                                                                 --------------
                                                                     69,014,381
                                                                 --------------
             Indiana - 1.0%
   3,000,000 Goshen, IN, RB, Greencroft Obl. Group
             5.75%, 8/15/28...................................        2,873,070
   6,800,000 Indiana, HFA, SFHRB Ser. A3
             5.375%, 1/1/23, (FNMA/GNMA)......................        6,759,200
   1,640,000 St. Joseph Cnty., IN, Edl. Facs. RB, Univ. of
              Notre Dame du Lac Proj.
             6.50%, 3/1/26....................................        1,953,994
                                                                 --------------
                                                                     11,586,264
                                                                 --------------
             Kansas - 0.2%
   2,000,000 Burlington, KS, PCRB, KS Gas & Elec. Co. Proj.
             7.00%, 6/1/31, (MBIA)............................        2,149,280
                                                                 --------------
             Kentucky - 0.3%
   3,000,000 Carroll Cnty., KY, PCRB, KY Util. Co., Ser. A
             7.45%, 9/15/16...................................        3,356,070
                                                                 --------------
             Louisiana - 1.5%
             Louisiana, Pub. Facs. Auth., Hosp. RB:
             Franciscan Missionaries:
   5,000,000 Ser. A,
             5.50%, 7/1/10....................................        5,324,350
   4,345,000 Ser. C,
             5.375%, 7/1/13...................................        4,485,865
   3,000,000 Touro Infirmary Proj., Ser. A,
             5.50%, 8/15/19...................................        2,928,270
             New Orleans, LA, GO:
   6,960,000 0.00%, 9/1/14, (Eff. Yield
             6.05%) (AMBAC) (b)...............................        3,234,730
   2,800,000 0.00%, 9/1/15, (Eff. Yield
             7.10%) (AMBAC) (b)...............................        1,225,840
                                                                 --------------
                                                                     17,199,055
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Maine - 0.3%
 $ 4,000,000 Maine, HFA, RB, Mtge. Purchase Ser. C2
             6.05%, 11/15/28..................................   $    4,120,360
                                                                 --------------
             Massachusetts - 6.7%
             Massachusetts, Dev. Fin. Agcy. RB:
   3,800,000 Curry College, Ser. A,
             5.50%, 3/1/29, (ACA).............................        3,761,202
   2,000,000 Eastern Nazarine College,
             5.625%, 4/1/29...................................        1,939,660
   2,200,000 New England Ctr. for Children,
             5.875%, 11/1/18..................................        2,196,084
   1,000,000 Regis College,
             5.25%, 10/1/18...................................          975,040
   2,250,000 YMCA Greater Boston Issue,
             5.35%, 11/1/19...................................        2,198,003
             Massachusetts, HFA RB:
   1,000,000 Ser. 59,
             5.40%, 6/1/20, (AMBAC)...........................          998,320
   4,250,000 Ser. D,
             5.40%, 6/1/20, (MBIA)............................        4,274,480
             Massachusetts, Hlth. & Edl. Facs. Auth. RB:
   5,450,000 Boston Med. Ctr., Ser. A,
             5.25%, 7/1/14, (MBIA)............................        5,532,131
   1,900,000 Cape Cod Healthcare, Ser. B,
             5.45%, 11/15/23..................................        1,844,995
   4,000,000 Caregroup Issue, Ser. A,
             5.00%, 7/1/18....................................        3,870,880
   5,000,000 Jordan Hosp., Ser. D,
             5.25%, 10/1/23...................................        4,724,250
   2,900,000 Milford-Whitinsville Reg'l. Hosp., Ser. C,
             5.25%, 7/15/18...................................        2,749,055
     700,000 Milton Hosp., Ser. B,
             7.25%, 7/1/05, (MBIA)............................          738,913
     500,000 North Adams Reg'l. Hosp., Ser. C,
             6.75%, 7/1/09....................................          549,515
             Massachusetts, IFA, RB:
             Parking Facs., Avon Assoc.,
   1,650,000 Ser. A,
             5.375%, 4/1/20, (MBIA)...........................        1,654,372
   4,750,000 Refunding, Ogden Haverhill Proj., Ser. A,
             5.60%, 12/1/19...................................        4,750,000
   2,838,529 Refunding, Sr. Lien, MA Paper Co. Proj.,
             8.50%, 11/1/12...................................        2,781,759
  13,600,000 Massachusetts, Muni. Wholesale Elec. Co. Pwr.
              Supply Sys. RB
             5.308%, 7/1/18, (c)..............................       13,784,824
  18,000,000 Massachusetts, Turnpike Auth. RB Sr. Ser. C,
              Metropolitan Hwy. Sys.
             0.00%, 1/1/22, (Eff. Yield 5.549%) (MBIA) (b)....        5,428,980
     610,000 Massachusetts, Wtr. Pollution Abatement Trust RB,
              Pool Loan Program, Ser. 2
             6.125%, 2/1/08...................................          682,730

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Massachusetts - continued
             Massachusetts Bay Transit Authority, Gen. Trans.
              Sys., RB:
             Ser. A:
 $ 7,950,000 6.25%, 3/1/12....................................   $    8,965,771
   1,950,000 7.00%, 3/1/21, (MBIA)............................        2,379,800
   2,125,000 Ser. B,
             6.20%, 3/1/16....................................        2,410,090
                                                                 --------------
                                                                     79,190,854
                                                                 --------------
             Michigan - 3.5%
  10,000,000 Michigan, Hosp. Fin. Auth. RB, Oakwood Hosp. Obl.
              Group, Ser. A
             5.625%, 11/1/18..................................       10,272,500
  10,000,000 Monroe Cnty., MI, EDA, Ltd. Obl. RB, Detroit
              Edison Co.
             6.95%, 9/1/22, (FGIC)............................       12,469,500
             Wayne Charter Cnty. MI, Arpt. RB, Ser. A:
   5,000,000 5.00%, 12/1/19, (MBIA)...........................        4,789,750
   6,000,000 5.00%, 12/1/22...................................        5,697,960
   5,000,000 5.25%, 12/1/14...................................        5,075,750
   3,500,000 5.25%, 12/1/18, (MBIA)...........................        3,462,130
                                                                 --------------
                                                                     41,767,590
                                                                 --------------
             Minnesota - 1.2%
             Minneapolis, & St. Paul, MN Metropolitan Arpt.
              Common Aprt. RB, Ser. B:
   5,000,000 5.25%, 1/1/14, (AMBAC)...........................        5,056,450
   9,150,000 5.25%, 1/1/15, (AMBAC)...........................        9,201,240
                                                                 --------------
                                                                     14,257,690
                                                                 --------------
             Mississippi - 0.7%
   1,000,000 Harrison Cnty., MS, Wst. Wtr. Treatment Mgmt.
              Dist. RB
             8.50%, 2/1/13, (FGIC)............................        1,384,750
   4,650,000 Mississippi, Business Fin. Corp., PCRB, Energy
              Resource, Inc. Proj.
             5.90%, 5/1/22....................................        4,651,023
   2,000,000 Mississippi, Home Corp., SFHRB, Ser. B, Class 7
             5.25%, 6/1/99, (FNMA/GNMA).......................        2,137,320
                                                                 --------------
                                                                      8,173,093
                                                                 --------------
             Missouri - 1.1%
   4,900,000 Bridgeton, MO, IDA, Sr. Hsg. RB, Sarah Community
              Proj.
             5.80%, 5/1/18....................................        4,795,189
   1,300,000 Joplin, MO, IDA RB Catholic Hlth. Initiatives,
              Ser. A
             5.125%, 12/1/15..................................        1,286,454
   1,915,000 Missouri, Hsg. Dev. Commission, SFHRB, Ser. B
             6.45%, 9/1/27....................................        2,009,869
     500,000 Missouri, Wtr. PCRB, Revolving Fund Kansas City,
              Ser. A
             5.75%, 1/1/16....................................          525,250
     200,000 Sikeston, MO, Elec. RB
             6.00%, 6/1/14, (MBIA)............................          224,762

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Missouri - continued
 $ 3,400,000 Valley Park, MO, IDA RB Cape Albeon Proj.
             6.15%, 12/1/33...................................   $    3,273,146
   1,150,000 West Plains, MO, IDA, Hosp. RB Ozarks Med. Ctr.
             5.65%, 11/15/22..................................        1,105,231
                                                                 --------------
                                                                     13,219,901
                                                                 --------------
             Nebraska - 1.0%
  11,760,000 Nebraska, IFA SFHRB Ser. F
             5.60%, 9/1/20, (GNMA/FNMA/FHLMC).................       11,855,491
                                                                 --------------
             Nevada - 0.9%
   4,905,000 Clark Cnty., NV, Arpt RB, Ser. A
             5.50%, 7/1/15, (MBIA)............................        5,146,277
   6,000,000 Clark Cnty., NV, IDRB, Nevada Pwr. Co. Proj.
             5.60%, 10/1/30...................................        5,870,460
                                                                 --------------
                                                                     11,016,737
                                                                 --------------
             New Hampshire - 2.4%
             New Hampshire, Higher Ed. & Hlth. Facs. Auth. RB:
   3,500,000 Dartmouth College,
             5.70%, 6/1/27....................................        3,671,220
   3,155,000 Frisbie Memorial Hosp.,
             6.125%, 10/1/13..................................        3,260,598
  20,615,000 New Hampshire, Turnpike Sys, RB
             5.75%, 4/1/20....................................       21,403,524
                                                                 --------------
                                                                     28,335,342
                                                                 --------------
             New Jersey - 0.6%
   1,000,000 Gloucester Cnty., NJ, Impt. Auth., Solid Wst.
              Resource Recovery RB, Ser. A
             8.125%, 7/1/10, (LOC: Fuji Bank Ltd.)............        1,003,120
             New Jersey, Hlth. Care Facs. Fin. Auth. RB:
   1,000,000 Jersey Shore Med. Ctr.,
             6.125%, 7/1/12, (AMBAC)..........................        1,087,520
   3,710,000 St. Banabas Hlth, Ser. B,
             5.25%, 7/1/14....................................        3,788,392
   1,055,000 Salem Cnty., NJ, PCRB E.I. Du Pont-Chambers Works
              Proj.
             6.50%, 11/15/21..................................        1,131,245
                                                                 --------------
                                                                      7,010,277
                                                                 --------------
             New Mexico - 1.6%
   1,500,000 Albuquerque, NM, Hosp. Sys. RB, Ser. A
             6.375%, 8/1/07, (MBIA)...........................        1,608,885
             Farmington, NM, PCRB:
  10,000,000 Pub. Svc. Co. of San Juan, Ser. C,
             5.70%, 12/1/16, (AMBAC)..........................       10,625,000
   5,000,000 Southern CA Edison Co., Ser. A,
             5.875%, 6/1/23, (MBIA)...........................        5,319,250
   1,000,000 Univ. of NM, RB, Ser. A
             6.00%, 6/1/21....................................        1,100,600
                                                                 --------------
                                                                     18,653,735
                                                                 --------------

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             New York - 13.1%
             Huntington, NY, HFA Sr. Hsg. Facs. RB
             Gurwin Jewish Sr. Residences:
 $ 1,000,000 6.00%, 5/1/29....................................   $      982,410
   3,000,000 6.00%, 5/1/39....................................        2,928,720
             Long Island Pwr. Auth. NY, Elec. Sys. RB, Ser. A:
   3,000,000 5.00%, 12/1/15, (FSA)............................        2,960,220
  12,750,000 5.75%, 12/1/24...................................       13,255,792
             Metropolitan Trans. Auth., NY,
  10,000,000 Trans. Facs. RB: Ser. A,
             5.70%, 7/1/17, (MBIA)............................       10,556,500
  11,600,000 Service Contract, Ser. 7,
             5.625%, 7/1/16...................................       11,975,492
   5,000,000 Service Contract, Ser. R,
             5.50%, 7/1/17....................................        5,141,850
   2,250,000 New York City, NY, IDA Spl. Facs. RB, British
              Airways Plc. Proj.
             5.25%, 12/1/32...................................        2,171,003
             New York City, NY, Muni. Wtr. Fin. Auth., Wtr. &
              Swr. Sys. RB:
  14,400,000 Ser. A65,
             7.87%, 6/2/99 (a) (d)............................       15,915,024
   6,000,000 Ser. B,
             5.75%, 6/15/26, (MBIA)...........................        6,359,580
      40,000 New York City, NY, GO, Prerefunded Balance, Ser.
              A
             5.75%, 8/1/10, (FGIC)............................           42,710
   2,500,000 New York City, NY, GO, Refunded Balance, Ser. G
             6.75%, 2/1/09, (FGIC)............................        2,908,900
             New York City, NY, GO, Unrefunded Balance, Ser.
              A:
     250,000 7.75%, 8/15/08...................................          271,807
     140,000 7.75%, 8/15/14...................................          152,151
     220,000 7.75%, 8/15/15...................................          239,094
   5,255,000 New York City, NY, GO,
             Unrefunded Balance, Ser. H
             5.25%, 3/15/18...................................        5,210,805
   2,000,000 New York City, NY, Hlth. & Hosp. Corp. RB, Hlth.
              Sys. Ser. A
             5.25%, 2/15/17...................................        1,961,440
             New York, Dormitory Auth. RB:
   3,980,000 City Univ. Ed'l. Facs., Ser. D,
             7.00%, 7/1/09, (FGIC)............................        4,636,660
   5,000,000 Mental Hlth. Svcs. Facs., Ser. A,
             5.75%, 8/15/22...................................        5,261,450
   3,800,000 Refunding Secured, Brookdale Hosp. Med. Ctr.,
             5.10%, 2/15/12, (ACA/FSA)........................        3,913,506
   2,500,000 Secured Hosp., Interfaith Med. Ctr.,
             5.25%, 2/15/16...................................        2,491,550
  10,000,000 State Univ. Edl. Facs, Ser. B,
             6.25%, 5/15/20...................................       11,117,700
   5,000,000 New York, Energy Research & Dev. Auth., PCRB
              LILCo. Proj. Ser. B
             5.15%, 9/1/99....................................        5,002,450
     545,000 New York, Envl. Facs. Corp., PCRB, Wtr. Revolving
              Fund, Unrefunded Balance, Ser. E
             6.875%, 6/15/10..................................          583,690

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             New York - continued
 $ 5,435,000 New York, GO, Env. Quality
             5.125%, 1/15/15..................................   $    5,429,782
   7,000,000 New York, Hsg. Corp. RB, Ser. A
             0.00%, 11/1/10, (Eff. Yield 6.17%) (b)...........        6,789,440
             New York, Med. Care Facs., Fin. Agcy. RB:
             Hlth. Ctr. Proj., Ser. A:
   1,435,000 6.375%, 11/15/19.................................        1,570,966
   2,140,000 6.375%, 11/15/19, (AMBAC)........................        2,362,817
      30,000 Unrefunded, Ser. E,
             6.375%, 8/15/14, (FGIC)..........................           33,115
             New York, Mtge. Agcy. RB, Homeowner Mtge.:
   4,000,000 Ser. 27,
             6.90%, 4/1/15....................................        4,257,480
   6,400,000 Ser. 69,
             5.50%, 10/1/28...................................        6,435,520
             New York, Urban Dev. Corp. RB:
   1,175,000 Correctional Facs., Ser. A,
             6.50%, 1/1/09....................................        1,330,734
   5,000,000 Sr. Lien Corp. Purpose,
             5.50%, 7/1/26, (HUD Sec. 236)....................        5,099,950
     500,000 Niagara Falls, NY, Pub. Impt. GO
             7.50%, 3/1/14, (MBIA)............................          640,825
   4,200,000 Port Auth. of NY & NJ RB, Spl. Obl., JFK Intl.
              Arpt. Terminal 6
             5.75%, 12/1/25, (MBIA)...........................        4,383,330
     400,000 Triborough Bridge & Tunnel Auth., NY, Spl. Obl.,
             Refunding Ser. A
             5.25%, 1/1/14, (FGIC)............................          409,440
                                                                 --------------
                                                                    154,783,903
                                                                 --------------
             North Dakota - 1.7%
             North Dakota, HFA RB:
  14,975,000 Hsg. Fin. Program, Home Mtge., Ser. B,
             5.50%, 7/1/29, (MBIA)............................       15,073,086
   4,985,000 Hsg. Fin. Program, Home Mtge., Ser. C,
             5.55%, 7/1/29....................................        5,017,552
                                                                 --------------
                                                                     20,090,638
                                                                 --------------
             Ohio - 0.6%
   2,000,000 Adams Cnty., OH, Valley Local Sch. Dist. GO
             7.00%, 12/1/15, (MBIA)...........................        2,458,520
   2,000,000 Butler Cnty., OH, Trans. Impt. Dist. RB, Ser. A
             6.00%, 4/1/12, (FSA).............................        2,204,840
   2,500,000 Montgomery Cnty., OH, Hosp. RB, Kettering Med.
              Ctr.
             6.25%, 4/1/20, (MBIA)............................        2,859,025
                                                                 --------------
                                                                      7,522,385
                                                                 --------------
             Oklahoma - 0.7%
   8,315,000 Oklahoma, Dev. Fin. Auth. RB, Hillcrest
              Healthcare Sys.
             5.625%, 8/15/29..................................        8,084,841
                                                                 --------------

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Oregon - 1.0%
             Klamath Falls, OR, Elec. RB Sr. Lien, Klamath
              Cogen Proj.:
 $ 5,000,000 5.75%, 1/1/13....................................   $    4,959,300
   7,000,000 6.00%, 1/1/25....................................        6,945,820
                                                                 --------------
                                                                     11,905,120
                                                                 --------------
             Pennsylvania - 4.2%
   2,500,000 Allegheny Cnty., PA, Swr. RB
             0.00%, 6/1/15, (Eff. Yield 6.10%) (FGIC) (b).....        1,113,700
   2,000,000 Lebanon Cnty., PA, Hosp Auth. RB, Good Samaritan
              Proj.
             6.00%, 11/15/18..................................        2,058,200
   2,000,000 McKeesport, PA, Area Sch. Dist. GO Ser. B
             0.00%, 10/1/15, (Eff. Yield 6.25%) (FSA) (b).....          864,980
   5,000,000 Montgomery Cnty., PA, IDRB, Acts Retirement-Life
              Communities
             5.25%, 11/15/28..................................        4,680,500
     900,000 Montgomery Cnty., PA, PCRB, Philadelphia Elec.
              Co.
             7.60%, 4/1/21....................................          960,993
   2,650,000 Penn Hills Township, PA, GO, Ser. B
             0.00%, 6/1/13, (Eff. Yield 6.79%) (AMBAC) (b)....        1,311,485
   5,545,000 Pennsylvania, HFA RB, Residential Dev., Section
              8, Ser. A
             7.60%, 7/1/13, (HUD Sec. 8)......................        5,871,323
   4,000,000 Pennsylvania, Higher Ed. Facs. Auth. RB,
              Allegheny General Hosp., Ser. A
             7.125%, 9/1/07...................................        3,983,400
   1,750,000 Pennsylvania, IDA RB, EDA
             6.00%, 1/1/12, (AMBAC)...........................        1,874,688
   1,000,000 Philadelphia, PA, Hosp. & Higher Ed. Facs. Auth.
              RB, Community College, Ser. B
             6.50%, 5/1/07, (MBIA)............................        1,136,830
   7,360,000 Philadelphia, PA, Muni. Auth. RB, Muni. Svcs.
              Bldg. Lease
             0.00%, 3/15/14, (Eff. Yield 7.50%) (FSA) (b).....        3,495,779
             Philadelphia, PA, Wtr. & Wst. Wtr. RB:
   9,600,000 5.00%, 6/15/16, (FSA)............................        9,448,512
   5,000,000 5.60%, 8/1/18, (MBIA)............................        5,181,700
   6,350,000 Sayre, PA, Hlth. Care Facs. Auth. Guthrie
              Healthcare, Ser. A
             7.10%, 3/1/17....................................        6,764,211
   1,000,000 Susquehanna, PA, Area Regl. Arpt., RB, Aero
              Harrisburg LLC Proj.
             5.50%, 1/1/24....................................          937,260
                                                                 --------------
                                                                     49,683,561
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Rhode Island - 0.5%
 $ 2,000,000 Rhode Island, Clean Wtr. Fin. Agcy. RB,
              Wastewater Treatment Sys. Cranston
             5.80%, 9/1/22, (MBIA)............................   $    2,109,600
   4,000,000 Rhode Island, Hlth. & Ed. Bldg., Hosp. Fin.
              Newport Hosp.
             5.30%, 7/1/29....................................        3,781,840
                                                                 --------------
                                                                      5,891,440
                                                                 --------------
             South Carolina - 0.5%
   3,095,000 South Carolina, Port Auth. RB
             5.375%, 7/1/15, (FSA)............................        3,153,093
   2,500,000 Spartanburg, SC, Wtr. Works RB, Jr. Lien
             5.25%, 6/1/28, (FGIC)............................        2,510,300
                                                                 --------------
                                                                      5,663,393
                                                                 --------------
             South Dakota - 0.6%
   6,620,000 South Dakota, Hsg. Dev. Auth. RB, Homeownership
              Mtge., Ser. F
             5.80%, 5/1/28....................................        6,790,134
                                                                 --------------
             Tennessee - 3.1%
   7,465,000 Bristol, TN, Hlth & Edl. Facs. Auth. RB, Bristol
              Memorial Hosp.
             6.75%, 9/1/10, (FGIC)............................        8,767,643
             Knox Cnty., TN, Hlth. & Edl. Facs. Auth. RB:
             Fort Sanders Alliance
   9,000,000 Ser. B,
             7.25%, 1/1/10, (MBIA)............................       10,870,110
   4,500,000 Ser. C,
             5.25%, 1/1/15, (MBIA)............................        4,610,745
  10,000,000 Metro Govt., Nashville & Davidson Cnty., TN, Wtr.
              & Swr. RB
             7.70%, 1/1/12, (Eff. Yield 4.92%) (FGIC) (b).....       12,659,500
                                                                 --------------
                                                                     36,907,998
                                                                 --------------
             Texas - 7.6%
  10,000,000 Alliance, TX, Arpt. Auth., TX Spl. Facs. RB,
              Federal Express Corp. Proj.
             6.375%, 4/1/21...................................       10,626,000
             Austin, TX, Util. Sys. RB:
   1,530,000 Prerefunded,
             5.75%, 5/15/24, (FGIC)...........................        1,675,901
   2,000,000 Refunded, Ser. B,
             5.70%, 11/15/21, (MBIA)..........................        2,110,300
   3,470,000 Unrefunded Balance,
             5.75%, 5/15/24, (FGIC)...........................        3,597,349
      25,000 Bexar, TX, Metropolitan Wtr. Dist. Wtr. Works
              Sys. RB, Unrefunded Balance
             6.625%, 5/1/14, (AMBAC)..........................           26,979
      60,000 Brazos Cnty., TX, HFA, SFHRB
             5.80%, 9/1/25, (GNMA/FNMA).......................           61,489
      30,000 Brazos Cnty., TX, Hlth. Facs. Dev. RB, Franciscan
              Svc. Corp., Ser. B
             5.375%, 1/1/22, (MBIA)...........................           30,103

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Texas - continued
 $ 6,000,000 Brazos River Auth. TX, RB, Reliant Energy, Inc.
              Proj. A
             5.375%, 4/1/29...................................   $    5,888,280
   2,400,000 Brownsville, TX, Util. Sys. RB
             6.25%, 9/1/14, (MBIA)............................        2,739,312
  10,000,000 Gulf Coast, TX, IDA, Wst. Disposal RB, Valero
              Refining Proj.
             5.60%, 12/1/31...................................        9,751,700
             Harris Cnty., TX, Hlth. Facs. Dev. Corp., Hosp.
              RB:
             Memorial Hosp. Sys. Proj., Ser. A:
   3,215,000 6.00%, 6/1/09....................................        3,561,513
   1,990,000 6.00%, 6/1/12....................................        2,190,512
   2,525,000 7.125%, 6/1/15...................................        2,761,138
             Sch. Hlth. Care Sys., Ser. B:
  10,000,000 5.75%, 7/1/27, (MBIA)............................       10,563,300
   5,000,000 5.75%, 7/1/27, (AMBAC)...........................        5,281,650
             Houston, TX, Arpt. Sys. RB, Continental Airlines
              Proj.:
   5,000,000 Ser. B,
             6.125%, 7/15/27..................................        5,119,850
   5,000,000 Ser. C,
             5.70%, 7/15/29...................................        4,894,000
             Houston, TX, Wtr. & Swr. Sys. RB:
   2,700,000 Jr. Lien, Ser. C,
             0.00%, 12/1/10,
             (Eff. Yield 6.85%) (b)...........................        1,556,469
   5,000,000 Refunding, Jr. Lien, Ser. A,
             5.375%, 12/1/27..................................        5,021,900
   3,000,000 Ser. C,
             0.00%, 12/1/11, (Eff. Yield 6.90%) (b)...........        1,628,520
   6,900,000 Sr. Lein Ser. A,
             0.00%, 12/1/26, (Eff. Yield 5.50%) (FSA) (b).....        1,594,452
   1,090,000 Montgomery Cnty., TX, GO
             0.00%, 3/1/10, (Eff. Yield 5.30%) (MBIA) (b).....          637,835
   2,000,000 Port Arthur, TX, Navigation Dist. GO
             0.00%, 3/1/09, (Eff. Yield 4.90%) (AMBAC) (b)....        1,262,180
   1,085,000 Rio Grande Valley, TX, Hlth. Facs.
              Corp., Hosp. RB, Baptist Med. Proj.
             8.00%, 8/1/17, (BIG).............................        1,107,243
   6,415,000 Tarrant Cnty., TX, HFA, SFHRB, Ser. A
             0.00%, 9/15/16, (Eff. Yield 11.00%) (MBIA) (b)...        2,588,773
   2,565,000 Tarrant Cnty., TX, Hlth. Facs., Dev. RB, Ser. A
             5.75%, 2/15/15, (MBIA)...........................        2,760,735
             Texas, Muni. Pwr. Agcy. RB:
   1,125,000 0.00%, 9/1/08, (Eff. Yield 7.35%) (AMBAC) (b)....          736,864
     175,000 5.25%, 9/1/12, (MBIA)............................          177,375
     130,000 6.10%, 9/1/09, (MBIA)............................          146,342
                                                                 --------------
                                                                     90,098,064
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Utah - 0.1%
 $    80,000 Utah, HFA, SFHRB Ser. C2
             7.95%, 7/1/10, (FHA).............................   $       83,015
   6,500,000 Utah, Intermountain Pwr. Agcy. RB, Ser. C
             0.00%, 7/1/20, (Eff. Yield 6.80%) (b)............        1,186,575
                                                                 --------------
                                                                      1,269,590
                                                                 --------------
             Vermont - 0.3%
   3,000,000 Vermont, Edl. & Hlth. Bldg. Fin. Agcy. RB,
              Middlebury College Proj.
             6.00%, 11/1/22...................................        3,233,670
                                                                 --------------
             Virginia - 1.7%
             Virginia, Hsg. Dev. Auth., MFHRB:
   3,245,000 Ser. E
             5.60%, 11/1/17...................................        3,330,830
  11,445,000 Sub. Ser. B,
             5.50%, 1/1/22....................................       11,508,291
   5,500,000 Winchester, VA, IDA, Hosp. RB, Winchester Med.
              Ctr.
             5.50%, 1/1/15, (AMBAC)...........................        5,704,270
                                                                 --------------
                                                                     20,543,391
                                                                 --------------
             Washington - 1.2%
   3,675,000 Chelan Cnty., WA, Pub. Util., Dist. No. 1,
              Conservation RB, Chelan Hydro Div. II, Ser. A
             0.00%, 7/1/33, (Eff. Yield 5.249%) (FSA) (b).....        3,567,065
   2,000,000 King Cnty., WA, GO, Kent Schl. Dist. No. 415
             5.875%, 6/1/16, (FSA)............................        2,147,320
   1,000,000 Washington, GO, Ser. A
             6.75%, 2/1/15....................................        1,178,300
   3,650,000 Washington, HFA, SFHRB, Ser. 4-A
             5.40%, 12/1/24, (FNMA/GNMA)......................        3,639,963
             Washington, Pub. Pwr. Supply Sys., Nuclear Proj.
              No. 3:
   4,000,000 0.00%, 7/1/12, (Eff. Yield 10.09%) (b)...........        2,096,880
   2,000,000 Ser. 1993-B
             5.60%, 7/1/15, (MBIA)............................        2,046,360
                                                                 --------------
                                                                     14,675,888
                                                                 --------------
             Wisconsin - 1.0%
   5,000,000 Wisconsin, HFA & EDA, GO, Ser. D
             5.40%, 9/1/18....................................        4,987,700
             Wisconsin, Hlth. & Edl. Facs. RB:
   3,100,000 Auroro Hlth. Care, Inc., Ser. A,
             5.60%, 2/15/29...................................        3,012,766
   4,100,000 Monroe Clinic, Inc.,
             5.375%, 2/15/22..................................        3,966,586
                                                                 --------------
                                                                     11,967,052
                                                                 --------------
             Wyoming - 0.4%
   4,715,000 Wyoming, Community Dev. Auth., Hsg. RB, Ser. 4
             5.85%, 6/1/28....................................        4,863,994
                                                                 --------------

  Principal
   Amount                                                            Value

 MUNICIPAL OBLIGATIONS - continued
             Puerto Rico - 1.9%
 $ 3,200,000 Cmnwlth. of Puerto Rico, GO
             0.00%, 7/1/14, (Eff. Yield 5.53%) (MBIA) (b).....   $    1,555,936
             Cmnwlth. of Puerto Rico, Hwy. & Trans. Auth. RB:
  10,000,000 Ser. A,
             0.00%, 7/1/15, (Eff. Yield 4.95%) (AMBAC) (b)....        4,534,500
   5,000,000 Ser. Y,
             5.50%, 7/1/26....................................        5,136,350
   4,030,000 Cmnwlth. of Puerto Rico, Indl., Tourist, Edl.,
              Med., Envl. Ctl. Facs., Fin. Auth. RB, Hops.
              Auxilio Mutuo
             6.25%, 7/1/24....................................        4,424,618
   6,250,000 Cmnwlth. of Puerto Rico, Pub. Bldg. Auth. GO,
              Gtd. Pub. Ed. & Hlth. Facs., Ser. M
             5.70%, 7/1/16....................................        6,493,187
                                                                 --------------
                                                                     22,144,591
                                                                 --------------
             Total Municipal Obligations
              (cost $1,142,820,308)...........................    1,170,947,370
                                                                 --------------
 SHORT-TERM MUNICIPAL SECURITIES - 0.1%
             California - 0.0%
     175,000 Irvine Ranch, CA, Wtr. Dist. RB
             3.25%, 6/1/99, (LOC: Landesbank Hessen) (a)......          175,000
                                                                 --------------
             Florida - 0.0%
      40,000 Dade Cnty., FL, Wtr. & Swr. Sys. RB
             3.15%, 6/2/99, (SPA: Commerzbank) (FGIC) (a).....           40,000
                                                                 --------------
             Massachusetts - 0.0%
     725,000 Massachusetts Wtr. Resources Auth., Multi Modal
              Subordinated General, Ser. B
             3.05%, 6/2/99 (a)................................          725,000
                                                                 --------------
             Missouri - 0.1%
             Kansas City, MO, IDA Hosp. RB
             Insured Research Hlth. Svcs. Sys.:
     185,000 3.30%, 6/1/99, (SPA: Bank of America, Illinois &
             Ins. by
             MBIA) (a)........................................          185,000
     180,000 3.30%, 6/1/99, (SPA: Bank of America, Illinois)
             (MBIA) (a).......................................          180,000
      50,000 Missouri, Hlth. & Edl. Facs. Auth. RB, Christian
              Hlth. Svcs., Ser. A
             3.20%, 6/3/99, (LOC: Morgan
             Guaranty Trust) (a)..............................           50,000
                                                                 --------------
                                                                        415,000
                                                                 --------------

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

 Principal
   Amount                                                            Value
 SHORT-TERM MUNICIPAL SECURITIES - continued
           New York - 0.0%
   185,000 Long Island Pwr. Auth., NY, Elec. Sys RB, Ser. 5
           3.30%, 6/1/99, (LOC: ABN Amro Bank N.V. & Morgan
           Guaranty Trust) (a)................................   $      185,000
    35,000 New York City, NY, Muni. Wtr. Fin. Auth., Wtr. &
            Swr. Sys RB, Ser. G
           3.30%, 6/1/99, (SPA: FGIC) (a).....................           35,000
                                                                 --------------
           Total Short-Term Municipal Securities (cost
            $1,575,000).......................................        1,575,000
                                                                 --------------

  Shares                                                             Value
 MUTUAL FUND SHARES - 0.2% (cost $2,291,033)
 2,291,033 Federated Municipal Obligations Fund........               2,291,033
                                                                 --------------
           Total Investments -
            (cost $1,146,686,341)......................    99.2%  1,174,813,403
           Other Assets and
            Liabilities - net..........................     0.8       9,974,741
                                                          -----  --------------
           Net Assets..................................   100.0% $1,184,788,144
                                                          =====  ==============

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or munic-ipality. In order to reduce risk associated with such economic develop-ments, at May 31, 1999, 39.6% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. At May 31, 1999, the Fund had securities backed by bond insurance of the following financial institu-tions representing more than 5% of net assets:

AMBAC6.9%
FGIC6.7%
MBIA 16.5%

(a) Securities are variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.
(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.
(c) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.
(d) Securities that may be resold to "qualified institutional buyers" un-der rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under the guidelines established by the Board of Trustees.
(e) At May 31, 1999, $5,032,394 principal amount of this security was pledged to cover margin requirements for open futures contracts.

                                   EVERGREEN
                              Municipal Bond Fund
                       Schedule of Investments (continued)
                                  May 31, 1999


Summary of Abbreviations:
ACA    American Capital Access
AMBAC  Insured by American Municipal Bond Assurance Corporation
BIG    Bond Investors Guaranty
COP    Certificates of Participation
EDA    Economic Development Authority
FGIC   Insured by Federal Guaranty Insurance Corporation
FHA    Federal Housing Authority
FHLMC  Insured by Federal Home Loan Mortgage Corporation
FNMA   Insured by Federal National Mortgage Association
FRN    Floating Rate Note
FSA    Insured by Financial Security Assurance Corporation
GNMA   Insured by Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Authority
HUD    Housing and Urban Development
IDA    Industrial Development Authority
IDRB   Industrial Development Revenue Bond
IFA    Industrial Finance Agency
LILCo. Long Island Lighting Company
LOC    Letter of Credit
MBIA   Insured by Municipal Bond Investors Assurance Corporation
MFHRB  Multi-Family Housing Revenue Bond
PCRB   Pollution Control Revenue Bond
RB     Revenue Bond
SFHRB  Single Family Housing Revenue Bond
SPA    Securities Purchase Agreement

FUTURES CONTRACTS - SHORT POSITIONS

            Number of                      Initial Contract   Value at   Unrealized
Expiration  Contracts                           Amount      May 31, 1999    Gain
-----------------------------------------------------------------------------------
June-99        480    Municipal Bond Index   $59,764,413    $58,545,000  $1,219,413

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                            Schedule of Investments
                                  May 31, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 98.2%
            Alabama - 4.0%

 $7,000,000 Huntsville, AL Warrants, Ser. A
             4.50%, 12/1/00 (a).................................   $  7,003,780
                                                                   ------------
            Arizona - 1.0%

  1,600,000 Pima Cnty., AZ GO, Ser. 1992
             6.55%, 7/1/01......................................      1,688,256
                                                                   ------------
            California - 1.7%

  1,995,000 Intercommunity Hosp. Financing Auth., COP, 4.50%,
             11/1/07............................................      1,932,357

  1,025,000 Stockton, CA, Hlth. Facs. RB, Ser. A
             5.00%, 12/1/01.....................................      1,049,200
                                                                   ------------
                                                                      2,981,557
                                                                   ------------
            Colorado - 2.5%

    300,000 Colorado HFA, Single Family Program, Ser. A-3
             4.25%, 10/1/05.....................................        300,069

            Denver, CO:

  1,500,000 City & Cnty. Arpt. RB, Ser. C
            6.35%, 11/15/01.....................................      1,567,170

  1,085,000 Hlth. & Hosp. RB, Ser. A
            5.00%, 12/1/03......................................      1,106,863

  1,300,000 Weld Cnty., CO, Ind'l. Dev. RB Monfort, Inc.
            6.75%, 12/15/01.....................................      1,363,557
                                                                   ------------
                                                                      4,337,659
                                                                   ------------
            Florida - 15.1%

  3,520,000 Broward Cnty., FL, Resource Recovery RB,
             Wheelabrator Technologies
             7.95%, 12/1/08.....................................      3,688,890

  3,000,000 Florida State, GO Board of Ed.,
             Capital Outlay
             6.75%, 6/1/00......................................      3,103,200

            Florida, Hlth. Care Facs. RB,
             Halifax Hosp. Med. Ctr., Ser. A:

  1,080,000 4.40%, 4/1/04.......................................      1,079,006

  1,300,000 4.50%, 4/1/06.......................................      1,291,615

            Hillsborough Cnty. FL, Ind'l. Dev. RB, Hlth. Facs.
             Proj., Univ. Community Hosp., Ser. A:
  1,000,000 4.50%, 8/15/03......................................        994,940


    500,000 4.90%, 8/15/07......................................        496,295

  4,905,000 Jacksonville, FL, Ind'l. Dev. RRB, TTX Co. Proj.
             5.40%, 3/1/01......................................      5,035,032

  1,150,000 Lee Cnty. FL, IDA, Hlth. Care Facs. RB, Shell Point
             Village Proj., Ser. A
             5.25%, 11/15/04....................................      1,178,750

            Leon Cnty., FL, Edl. Facs. Auth., COP,
             Southgate Proj.:

    680,000 9.00%, 9/1/99, (ETM)................................        689,758

    740,000 9.00%, 9/1/00, (ETM)................................        790,327

    810,000 9.00%, 9/1/01, (ETM)................................        900,996

    880,000 9.00%, 9/1/02, (ETM)................................      1,015,115

    960,000 9.00%, 9/1/03, (ETM)................................      1,144,061

  1,550,000 Palm Beach Cnty., FL, Solid Wst. Auth. Revenue,
             Refunding & Impt.
             5.50%, 12/1/02, (MBIA).............................      1,634,211

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Florida - continued

            Pinellas Cnty., FL, Edl. Facs. Auth. RB, Barry
             University Proj.:

 $  330,000 4.10%, 10/1/99......................................   $    330,614

    375,000 4.55%, 10/1/02......................................        376,999

    390,000 4.60%, 10/1/03......................................        391,654

    410,000 4.65%, 10/1/04......................................        410,553

    470,000 4.90%, 10/1/07......................................        469,652

    320,000 4.95%, 10/1/08......................................        318,560

  1,000,000 Sarasota, FL, GO
             6.85%, 8/1/00......................................      1,039,500
                                                                   ------------
                                                                     26,379,728
                                                                   ------------
            Illinois - 2.2%

            Illinois, Dev. Fin. Auth. RB:

  1,000,000 Community Rehabilitation Providers, Ser. A
            5.35%, 7/1/00.......................................      1,013,450

  2,765,000 Lockport Sch. Dist.
            5.00%, 7/1/06.......................................      2,750,207
                                                                   ------------
                                                                      3,763,657
                                                                   ------------
            Iowa - 1.2%

  2,000,000 Iowa, Loan Liquidity Corp.,
             Student Loan RB, Ser. B
             6.65%, 3/1/03......................................      2,140,980
                                                                   ------------
            Kansas - 5.8%

 10,000,000 Burlington, KS, Environmental Impt. RB, Kansas City
             Pwr. & Light Co., Proj. D
             4.35%, 10/1/17 (c).................................     10,050,700
                                                                   ------------
            Louisiana - 2.7%

  4,460,000 Louisiana Pub. Facs. Auth. RB,
             Student Loan Subord., Ser. A-3
             7.00%, 9/1/06......................................      4,776,928
                                                                   ------------
            Maine - 1.7%

  3,000,000 Baileyville, ME, PCRB,
             Georgia-Pacific Corp. Proj.
             4.75%, 6/1/05......................................      3,009,330
                                                                   ------------
            Massachusetts - 3.5%

  1,400,000 Massachusetts, Hlth. & Edl.
             Facs. Auth. RB, Caritas Christi Obl. Group
             5.25%, 7/1/06......................................      1,425,466

    970,000 Fairview Extended Care Services, Inc. Obl. Group
             4.55%, 1/1/21 (c)..................................        980,098

            Massachusetts, Ind'l. Dev. RB:

    380,000 Ser. 1986G
            5.30%, 12/1/06......................................        383,876

    475,000 Ser. 1986I
            5.30%, 12/1/06......................................        479,845

    835,000 Ser. 1996A
            5.35%, 11/1/07 (c)..................................        859,666

    995,000 Ser. 1996B
            5.35%, 11/1/07 (c)..................................      1,024,392

  1,000,000 New England Edl. Loan Marketing Corp. Student Loan
             RB, Ser. 1993B
             5.40%, 6/1/00......................................      1,018,080
                                                                   ------------
                                                                      6,171,423
                                                                   ------------

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                       Schedule of Investments(continued)
                                  May 31, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Michigan - 1.4%

            Grand Rapids Charter Twp., MI, Economic Dev. Corp.
             RB, Porter Hills Obl. Group:

 $  475,000 3.95%, 7/1/01.......................................   $    472,630

    210,000 4.25%, 7/1/04.......................................        206,129

    600,000 4.50%, 7/1/06.......................................        587,148

    610,000 4.60%, 7/1/07.......................................        595,799

    690,000 4.70%, 7/1/08.......................................        672,833
                                                                   ------------
                                                                      2,534,539
                                                                   ------------
            Minnesota - 0.6%

  1,015,000 City of Minneapolis & St. Paul, MN, Hsg. & Redev.
             Auth. RB, Single Family Mtge., Ser. 1996A
             5.125%, 6/1/32, (FGIC) (c).........................      1,018,025
                                                                   ------------
            Missouri - 0.4%

    710,000 North Kansas City, MO, School District, GO, Direct
             Deposit Program, Ser. 1996
             6.70%, 3/1/00......................................        728,247
                                                                   ------------
            Nebraska - 1.8%

            American Public Energy Agcy., NE, Nebraska Public
             Gas Agcy. Proj., Ser. A:

  1,000,000 4.50%, 6/1/02, (AMBAC)..............................      1,013,750

  2,000,000 5.00%, 6/1/05.......................................      2,068,080
                                                                   ------------
                                                                      3,081,830
                                                                   ------------
            New Hampshire - 2.9%

  5,000,000 New Hampshire, Business Fin. Auth., PCRB, United
             Illumination Co., Proj. A
             4.35%, 7/1/27 (c)..................................      4,983,750
                                                                   ------------
            New Jersey - 9.2%

            New Jersey, EDA RB, First Mtge.:
            Franciscan Oaks Proj.:

  1,545,000 5.20%, 10/1/04......................................      1,579,623

    825,000 5.40%, 10/1/06......................................        849,247

  1,075,000 5.50%, 10/1/07......................................      1,111,066

            Keswick Pines:

    480,000 4.70%, 1/1/00.......................................        481,618

    695,000 4.85%, 1/1/01.......................................        701,464

    805,000 5.00%, 1/1/02.......................................        816,004

    845,000 5.10%, 1/1/03.......................................        857,886

    465,000 5.15%, 1/1/04.......................................        471,980

    500,000 5.25%, 1/1/05.......................................        509,865

    975,000 5.35%, 1/1/06.......................................        997,103

    925,000 5.45%, 1/1/07.......................................        948,513

  3,365,000 New Jersey, Hlth. Care Facs. Financing Auth. RB,
             Atlantic City Med. Ctr., Ser. C
             6.30%, 7/1/01......................................      3,519,925
  3,000,000 New Jersey, Turnpike Auth. RB, Ser. C
             6.50%, 1/1/06......................................      3,153,810
                                                                   ------------
                                                                     15,998,104
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            New Mexico - 4.3%

 $6,680,000 Alamogordo, NM, Hosp. RB, Gerald Champion Memorial
             Hosp. Proj.
             5.00%, 1/1/08......................................   $  6,754,081

    795,000 New Mexico, Edl. Assistance Foundation, Student Loan
             RB, Ser. A
            6.70%, 4/1/02, (AMBAC)..............................        842,152
                                                                   ------------
                                                                      7,596,233
                                                                   ------------
            New York - 2.7%

            New York City, NY, GO:

            Prerefunded Bonds, Ser. L:

    305,000 5.00%, 8/1/01, (ETM)................................        312,222

    175,000 5.25%, 8/1/00, (ETM)................................        178,787

            Unrefunded Balance, Ser. L:

  1,145,000 5.00%, 8/1/01.......................................      1,172,114

    825,000 5.25%, 8/1/00.......................................        842,490

  2,000,000 New York City, NY, IDA, Spl. Facs. RB, Terminal One
             Group Association Proj.
             6.00%, 1/1/07......................................      2,135,900
                                                                   ------------
                                                                      4,641,513
                                                                   ------------
            Ohio - 3.4%

    940,000 Cincinnati, OH, The Student Loan Funding Corp.,
             Student Loan RB, Ser. 1993A
             5.50%, 12/1/01.....................................        955,416

  2,000,000 Ohio, Air Quality Dev. Auth. RB,
             Ohio Edison Co., Proj. B
             4.25%, 6/1/33, (c).................................      1,994,180

  3,000,000 Ohio, Water Dev. Auth. Pollution Control Facs., Ohio
             Edison Co., Proj. A
             4.25%, 6/1/33 (c)..................................      2,991,270
                                                                   ------------
                                                                      5,940,866
                                                                   ------------
            Oklahoma - 9.0%

  2,340,000 Oklahoma Dev. Fin. Auth. RB, Hillcrest Sys. Proj.
             4.70%, 8/15/05.....................................      2,330,383

            Oklahoma, HFA, Single Family Hsg. RB:

  5,500,000 Mtge. Homeownership Loan D-2
            6.25%, 9/1/29.......................................      5,926,635

    750,000 Mtge. Ser. B1
            6.80%, 9/1/16.......................................        820,237

  2,000,000 Mtge. Ser. B2
            6.80%, 9/1/26.......................................      2,189,260

  4,450,000 Oklahoma, Hsg. Dev. Auth. RB, Lease Purchase
             Program, Ser. A
             4.75%, 12/1/02.....................................      4,474,519
                                                                   ------------
                                                                     15,741,034
                                                                   ------------
            Pennsylvania - 3.9%

  4,620,000 Dauphin Cnty., PA, General Auth. RB, Ser. A
             5.125%, 1/15/03....................................      4,633,352
  1,950,000 Philadelphia, PA, Wtr. & Swr. RB, 16th Ser.
             7.50%, 8/1/10......................................      2,138,487
                                                                   ------------
                                                                      6,771,839
                                                                   ------------

                                   EVERGREEN
                       Short-Intermediate Municipal Fund
                       Schedule of Investments (continued)
                                  May 31, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            South Dakota - 0.6%

 $1,000,000 South Dakota, Hsg. Dev. Auth. RB, Homeownership
             Mtge., Ser. J
             4.60%, 5/1/02, (FNMA)..............................   $  1,008,730
                                                                   ------------
            Texas - 2.9%

  1,000,000 Austin, TX, Utility Sys. RB, Ser. A
             9.50%, 5/15/15.....................................      1,057,940

  2,500,000 Houston, TX, Arpt. Sys. RB, Sub. Lien, Ser. A
             6.75%, 7/1/08......................................      2,674,175

  1,315,000 North Texas, Hlth. Facs. Dev. Corp., Hosp. RB,
             Limited Reg'l. Hlth. Care Sys., Inc. Project
             4.40%, 9/1/01......................................      1,330,175
                                                                   ------------
                                                                      5,062,290
                                                                   ------------
            Utah - 3.9%

  3,000,000 Utah, Board of Regents, Student Loan RB, Ser. F
             7.05%, 11/1/03, (AMBAC)............................      3,195,960

            Utah, Intermountain Pwr. Agcy., Pwr. Supply RB,
             Capital Appreciation Bonds:

  1,000,000 1985 Ser. D (Eff. Yield 9.70%) (b)
            0.00%, 7/1/00.......................................        960,660

  1,760,000 Ser. B (Eff. Yield 7.00%) (b)
            0.00%, 7/1/00.......................................      1,690,762

  1,000,000 Ser. B (Eff. Yield 7.50%) (b)
            0.00%, 7/1/00.......................................        960,660
                                                                   ------------
                                                                      6,808,042
                                                                   ------------
            Vermont - 2.8%

  4,385,000 Vermont State, GO
             6.00%, 12/1/06, (AMBAC)............................      4,841,259
                                                                   ------------
            Virginia - 0.7%

  1,175,000 Alexandria, VA, Redev. & Hsg. Auth., Refunding
             Mtge., Buckingham Village Apartments
             4.875%, 7/1/06.....................................      1,163,849
                                                                   ------------


 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Washington - 2.5%

 $1,360,000 Washington, Pub. Pwr. Supply RB, Ser. B
             5.00%, 7/1/01......................................   $  1,390,818

  2,950,000 Washington State, GO, Motor Vehicle Fuel Tax, Ser.
             R-92D
             5.60%, 9/1/01......................................      3,065,640
                                                                   ------------
                                                                      4,456,458
                                                                   ------------
            Wisconsin - 0.6%

  1,000,000 Milwaukee, WI, Metropolitan Sewage Dist., GO, Ser.
             1989A
             7.00%, 9/1/01......................................      1,067,880
                                                                   ------------
            U.S. Virgin Islands - 3.2%

  3,500,000 Virgin Islands, Pub. Fin. Auth. RB, Sr. Lien, Ser. C
             5.00%, 10/1/03.....................................      3,576,405

  2,000,000 Virgin Islands, Wtr. & Pwr. Auth., Electric Sys. RB
             5.125%, 7/1/03.....................................      2,064,640
                                                                   ------------
                                                                      5,641,045
                                                                   ------------
            Total Municipal Obligations (cost $170,214,079).....    171,389,531
                                                                   ------------

   Shares                                                             Value
 MUTUAL FUND SHARES - 6.3%
  9,034,000 Federated Municipal Obligations Fund................      9,034,000

  1,963,000 Federated Tax Free Obligations Fund.................      1,963,000
                                                                   ------------
            Total Mutual Fund Shares (cost $10,997,000).........     10,997,000
                                                                   ------------
            Total Investments -(cost $181,211,079).......   104.5%  182,386,531

            Other Assets and
             Liabilities - net...........................    (4.5)   (7,854,202)
                                                            -----  ------------
            Net Assets...................................   100.0% $174,532,329
                                                            =====  ============

(a) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guide-lines established by the Board of Trustees.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Security is a variable or floating rate instrument with periodic de-mand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or munic-ipality. In order to reduce risk associated with such economic develop-ments, securities may possess municipal bond insurance from various fi-nancial institutions and financial guaranty assurance agencies. There-fore, the Funds may be more affected by developments in the insurance in-dustry or a specific municipal bond insurer. At May 31, 1999, 7.7% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and financial guaranty assurance agen-cies. At May 31, 1999, the Fund had securities backed by bond insurance of the following financial institutions representing more than 5% of net assets:

AMBAC 5.7%

Summary of Abbreviations:
AMBAC Insured by American Municipal Bond Assurance Corporation
COP  Certficates of Participation
EDA  Economic Development Authority
ETM  Escrowed to Maturity
FGIC Insured by Federal Guaranty Insurance Corporation
FNMA Insured by Federal National Mortgage Association
GO   General Obligation
HFA  Housing Finance Authority
IDA  Industrial Development Authority
MBIA Insured by Municipal Bond Investors Assurance Corporation
PCRB Pollution Control Revenue Bond
RB   Revenue Bond
RRB  Refunding Revenue Bond



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                      Statements of Assets and Liabilities
                                  May 31, 1999

                                    High Grade                 Short Intermediate
                                       Fund     Municipal Fund        Fund
---------------------------------------------------------------------------------
 Assets
 Identified cost of securities..   $112,993,996 $1,146,686,341    $181,211,079
 Net unrealized gains on
  securities....................      2,718,619     28,127,062       1,175,452
---------------------------------------------------------------------------------
 Market value of securities.....    115,712,615  1,174,813,403     182,386,531
 Cash...........................              0              0             160
 Receivable for securities
  sold..........................              0      9,149,710               0
 Receivable for Fund shares
  sold..........................        139,683        134,172          17,375
 Interest receivable............      1,971,442     18,637,543       2,855,385
 Prepaid expenses and other
  assets........................         32,573        252,640          20,338
---------------------------------------------------------------------------------
 Total assets...................    117,856,313  1,202,987,468     185,279,789
---------------------------------------------------------------------------------
 Liabilities
 Dividend payable...............        145,037      2,154,759         441,847
 Payable for securities
  purchased.....................              0     12,774,109       9,519,941
 Payable for Fund shares
  redeemed......................        176,575      2,026,696         664,754
 Payable for daily variation
  margin on open futures
  contracts.....................         16,500        165,000               0
 Advisory fee payable...........         50,850        333,568          74,653
 Distribution Plan expenses
  payable.......................         61,222        566,739           7,949
 Accrued expenses and other
  liabilities...................         35,730        178,453          38,316
---------------------------------------------------------------------------------
 Total liabilities..............        485,914     18,199,324      10,747,460
---------------------------------------------------------------------------------
 Net assets.....................   $117,370,399 $1,184,788,144    $174,532,329
=================================================================================
 Net assets represented by
 Paid-in capital................   $112,600,007 $1,150,623,431    $172,267,317
 Undistributed (overdistributed)
  net investment income.........         90,985        324,047         (19,557)
 Accumulated net realized gains
  on securities and futures
  contracts.....................      1,886,715      4,494,191       1,109,117
 Net unrealized gains on
  securities and futures
  contracts.....................      2,792,692     29,346,475       1,175,452
---------------------------------------------------------------------------------
 Total net assets...............   $117,370,399 $1,184,788,144    $174,532,329
=================================================================================
 Net assets consists of
 Class A........................   $ 63,017,667 $1,099,718,428    $  7,975,337
 Class B........................     32,087,657     78,169,398       6,231,759
 Class C........................            991      6,899,330               0
 Class Y........................     22,264,084            988     160,325,233
---------------------------------------------------------------------------------
 Total net assets...............   $117,370,399 $1,184,788,144    $174,532,329
=================================================================================
 Shares outstanding
 Class A........................      5,725,066    147,008,498         787,826
 Class B........................      2,915,118     10,449,662         615,658
 Class C........................             90        922,319               0
 Class Y........................      2,022,657            132      15,838,905
---------------------------------------------------------------------------------
 Net asset value per share
 Class A........................   $      11.01 $         7.48    $      10.12
=================================================================================
 Class A--Offering price (based
  on sales charge of 4.75%,
  4.75% and 3.25%,
  respectively).................   $      11.56 $         7.85    $      10.46
=================================================================================
 Class B........................   $      11.01 $         7.48    $      10.12
=================================================================================
 Class C........................   $      11.01 $         7.48             --
=================================================================================
 Class Y........................   $      11.01 $         7.48    $      10.12
=================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                            Statements of Operations
                            Year Ended May 31, 1999

                                                                      Short
                                        High Grade    Municipal    Intermediate
                                           Fund          Fund          Fund
-------------------------------------------------------------------------------
 Investment income
 Interest............................   $ 6,484,249  $ 68,808,929  $ 8,164,810
-------------------------------------------------------------------------------
 Expenses
 Advisory fee........................       622,316     5,346,723      871,813
 Distribution Plan expenses..........       495,255     4,076,199       68,086
 Administrative services fees........        32,706       198,862            0
 Transfer agent fee..................       105,361     1,450,176       40,489
 Trustees' fees and expenses.........         2,540        38,203        2,738
 Custodian fee.......................        31,645       378,390       74,029
 Other...............................        76,893       345,781      140,263
-------------------------------------------------------------------------------
  Total expenses.....................     1,366,716    11,834,334    1,197,418
  Less: Fee credits..................        (5,353)      (67,442)     (12,746)
-------------------------------------------------------------------------------
  Net expenses.......................     1,361,363    11,766,892    1,184,672
-------------------------------------------------------------------------------
 Net investment income...............     5,122,886    57,042,037    6,980,138
=================================================================================
 Net realized and unrealized gains or
  losses on securities and closed
  futures contracts
 Net realized gains or losses on:
  Securities.........................     3,259,985    23,342,562    1,924,186
  Closed futures contracts...........        39,443       (84,516)           0
-------------------------------------------------------------------------------
 Net realized gains on securities and
  closed futures contracts...........     3,299,428    23,258,046    1,924,186
 Net change in unrealized losses on
  securities and futures contracts...    (4,092,412)  (32,853,414)  (1,867,258)
-------------------------------------------------------------------------------
 Net realized and unrealized gains or
  losses on securities and futures
  contracts..........................      (792,984)   (9,595,368)      56,928
-------------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations....................   $ 4,329,902  $ 47,446,669  $ 7,037,066
=================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                      Statements of Changes in Net Assets
                            Year Ended May 31, 1999

                                                                     Short
                                     High Grade                   Intermediate
                                        Fund      Municipal Fund      Fund
-------------------------------------------------------------------------------
 Operations
 Net investment income............  $  5,122,886  $   57,042,037  $  6,980,138
 Net realized gains on securities
  and closed futures contracts ...     3,299,428      23,258,046     1,924,186
 Net change in unrealized losses
  on securities and futures
  contracts.......................    (4,092,412)    (32,853,414)   (1,867,258)
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations......     4,329,902      47,446,669     7,037,066
-------------------------------------------------------------------------------
 Distributions to shareholders
  from
 Net investment income
  Class A.........................    (2,850,300)    (52,828,617)     (275,716)
  Class B.........................    (1,160,127)     (4,001,229)     (186,375)
  Class C.........................            (4)       (276,027)            0
  Class Y.........................    (1,128,806)             (4)   (6,537,604)
 Net realized gains
  Class A.........................    (1,616,602)    (35,326,187)      (56,521)
  Class B.........................      (780,637)     (3,564,827)      (44,004)
  Class C.........................             0        (220,155)            0
  Class Y.........................      (641,983)              0    (1,185,596)
-------------------------------------------------------------------------------
  Total distributions to
   shareholders...................    (8,178,459)    (96,217,046)   (8,285,816)
-------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold........    18,319,059     197,057,932    59,101,241
 Payment for shares redeemed......   (26,775,934)   (393,166,651)  (65,832,372)
 Net asset value of shares issued
  in reinvestment of
  distributions...................     5,405,970      53,968,092     2,248,570
 Net asset value of shares issued
  in connection with the
  acquisition of
  CoreFund Intermediate Municipal
   Bond Fund......................     1,945,718               0             0
-------------------------------------------------------------------------------
  Net decrease in net assets
   resulting from capital share
   transactions...................    (1,105,187)   (142,140,627)   (4,482,561)
-------------------------------------------------------------------------------
   Total decrease in net assets...    (4,953,744)   (190,911,004)   (5,731,311)
 Net assets
 Beginning of period..............   122,324,143   1,375,699,148   180,263,640
-------------------------------------------------------------------------------
 End of period....................  $117,370,399  $1,184,788,144  $174,532,329
===============================================================================
 Undistributed (overdistributed)
  net investment income...........  $     90,985  $      324,047  $    (19,557)
===============================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                      Statements of Changes in Net Assets
                            Year Ended May 31, 1998

                                                                     Short
                                     High Grade     Municipal     Intermediate
                                        Fund          Fund*           Fund
-------------------------------------------------------------------------------
 Operations
 Net investment income............  $  4,436,727  $   26,943,450  $  5,133,040
 Net realized gains or losses on
  securities and closed futures
  contracts.......................     3,360,972      16,376,119     1,471,537
 Net change in unrealized gains
  or losses on securities and
  futures contracts...............     1,019,154     (25,411,876)     (795,050)
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations......     8,816,853      17,907,693     5,809,527
-------------------------------------------------------------------------------
 Distributions to shareholders
  from
 Net investment income
  Class A.........................    (2,198,256)    (21,756,580)     (225,168)
  Class B.........................    (1,156,701)     (5,153,488)     (197,697)
  Class C.........................             0        (109,908)            0
  Class Y.........................    (1,132,786)              0    (4,710,175)
-------------------------------------------------------------------------------
  Total distributions to
   shareholders...................    (4,487,743)    (27,019,976)   (5,133,040)
-------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold........    14,810,240      21,942,896    22,513,095
 Payment for shares redeemed......   (23,942,474)   (125,945,502)  (52,702,874)
 Net asset value of shares issued
  in reinvestment of
  distributions...................     2,594,120      12,966,083     1,482,137
 Net asset value of shares issued
  in acquisition of:
  Blanchard Flexible Tax Free
   Bond Fund......................    22,403,925               0             0
  Common Trust Fund-Intermediate
   Tax Exempt Bond Fund...........             0               0   148,714,787
  Evergreen Short Intermediate
   Municipal Fund-California......             0               0    14,473,407
  Evergreen Tax Free Income
   Fund...........................             0     100,118,341             0
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital share
   transactions...................    15,865,811       9,081,818   134,480,552
-------------------------------------------------------------------------------
   Total increase (decrease) in
    net assets....................    20,194,921         (30,465)  135,157,039
 Net assets
 Beginning of period..............   102,129,222   1,375,729,613    45,106,601
-------------------------------------------------------------------------------
 End of period....................  $122,324,143  $1,375,699,148  $180,263,640
===============================================================================
 Undistributed net investment
  income..........................  $     98,606  $      385,382  $          0
===============================================================================

* For the five months ended May 31, 1998. The Municipal Fund changed its fiscal year end from December 31 to May 31, effective May 31, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1997

                                                                Municipal Fund
-------------------------------------------------------------------------------
Operations
 Net investment income......................................... $   70,854,337
 Net realized gain on securities and closed futures
  contracts....................................................     37,097,062
 Net change in unrealized appreciation (depreciation) on
  securities...................................................      2,027,467
-------------------------------------------------------------------------------
  Net increase in net assets resulting from operations.........    109,978,866
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
  Class B......................................................    (73,972,795)
 Net realized gain on investments
  Class B......................................................    (17,063,591)
-------------------------------------------------------------------------------
  Total distributions to shareholders..........................    (91,036,386)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.....................................     39,118,274
 Proceeds from reinvestment of distributions...................     53,790,716
 Payment for shares redeemed...................................   (294,007,649)
-------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share
   transactions................................................   (201,098,659)
-------------------------------------------------------------------------------
   Total decrease in net assets................................   (182,156,179)
Net assets
 Beginning of period...........................................  1,557,885,792
-------------------------------------------------------------------------------
 End of period................................................. $1,375,729,613
===============================================================================
 Undistributed net investment income........................... $      467,027
===============================================================================

                  See Combined Notes to Financial Statements.

                              [LOGO APPEARS HERE]
                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Mu-nicipal Bond Fund ("High Grade Fund") (formerly Evergreen High Grade Tax Free
Fund), Evergreen Municipal Bond Fund ("Municipal Fund") (formerly Evergreen Tax Free Fund) and Evergreen Short Intermediate Municipal Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both High Grade Fund and Municipal Fund and a maximum front-end sales charge of 3.25% for the Short Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Municipal Fund purchased after January 1, 1997 will automati-cally convert to Class A shares after seven years. Class B shares of Municipal Fund purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with simi-lar characteristics. Otherwise, securities for which valuations are not avail-able from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures estab-lished by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations

                              [LOGO APPEARS HERE]
              Combined Notes to Financial Statements (continued)

under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

E. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for the accretion of market discount and certain capital loss carryovers.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

F. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

G. Derivative Securities
The Municipal Fund may invest in derivative securities. A derivative security is any investment that derives its value from an underlying security, asset or market index. Greater market fluctuations may result if these securities are leveraged. The Fund invests in these types of securities when it is consistent with its investment objectives.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank, ("FUNB"), a subsidiary of First Union, serves as the investment advisor to the High Grade Fund and is paid a management fee that is computed and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, is the investment advisor for Municipal Fund. In return for providing invest-ment management and administrative services to Municipal Fund, the Fund pays EIMC a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Municipal Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of the Fund.

                              [LOGO APPEARS HERE]
              Combined Notes to Financial Statements (continued)

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, serves as the investment advisor to the Short Intermediate Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Short Intermediate Fund. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Short Interme-diate Fund.

For each of the Funds, Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-administrator for each Fund. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and af-filiated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the High Grade Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying per-centage rates, which start at 0.05% and decline to 0.01% per annum as net as-sets increase, to the average daily net assets of the Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund.

During the year ended May 31, 1999, the High Grade Fund paid or accrued $26,050 and $6,656, respectively, for administrative and sub-administrative services.

For the Municipal Fund and Short Intermediate Fund, the administration and sub-administration fee is paid by the investment advisor and is not a fund expense. During the year ended May 31, 1999, the Municipal Fund reimbursed EIMC $198,862 for certain administration and accounting expenses.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

At May 31, 1999, FUNB owned directly or beneficially, 74% of the outstanding shares of the Short Intermediate Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Each class, except Class Y of each fund and Class A of Short Intermediate Fund, currently pays a service fee equal to 0.25% of average daily net assets of the respective class of shares. Class A shares of Short Intermediate Fund pays a service fee equal to 0.10% of average daily net assets. In addition, Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended May 31, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B, Class C Distribution Plans were as follows:

                                            Class A    Class B   Class C
                                         -------------------------------
         High Grade Fund.................. $  166,596 $  328,658 $     1
         Municipal Fund...................  2,935,274  1,067,530  73,395
         Short Intermediate Fund..........      7,006     61,080       0

                              [LOGO APPEARS HERE]
              Combined Notes to Financial Statements (continued)

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI.

5. ACQUISITIONS

On July 24, 1998, High Grade Fund acquired all of the assets and assumed cer-tain liabilities of CoreFund Intermediate Municipal Bond Fund, in an exchange for Class A and Class Y shares of High Grade Fund.

On February 28, 1998, High Grade Fund acquired all of the assets and assumed certain liabilities of Blanchard Flexible Tax-Free Bond Fund, in an exchange for Class A shares of High Grade Fund.

On January 23, 1998, Municipal Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Tax Free Income Fund, in an exchange for Class A, Class B and Class C shares of Municipal Fund.

On November 21, 1997, Short Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Common Trust Fund--Intermediate Tax Exempt Bond Fund in exchange for Class Y shares of Short Intermediate Fund.

On July 31, 1997, Short Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Short Intermediate Municipal Fund-California in exchange for Class A, Class B and Class Y shares of Short Inter-mediate Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                               Value of Net     Number of    Unrealized     Net Assets
 Acquiring Fund          Acquired Fund        Assets Acquired Shares Issued Appreciation After Acquisition
----------------------------------------------------------------------------------------------------------
 High Grade Fund... CoreFund Intermediate      $  1,945,718       171,570    $   51,328   $  127,732,184
                    Municipal Bond Fund
 High Grade Fund... Blanchard Flexible Tax-      22,403,925     1,966,629     1,611,908      127,402,909
                    Free Bond Fund
 Municipal Fund.... Evergreen Tax Free          100,118,341    12,757,974     6,341,257    1,467,541,556
                    Income Fund
 Short Intermediate Common Trust Fund--         148,714,787    14,616,570     3,195,888      194,719,999
  Fund............. Intermediate Tax Exempt
                    Bond Fund
 Short Intermediate Evergreen Short              14,473,407     1,419,771       203,594       59,045,106
  Fund............. Intermediate Municipal
                    Fund--California

                              [LOGO APPEARS HERE]
              Combined Notes to Financial Statements (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Evergreen High Grade Fund

                                    Year Ended                Year Ended
                                   May 31, 1999              May 31, 1998
                              ------------------------  -----------------------
                                Shares       Amount      Shares       Amount
--------------------------------------------------------------------------------
Class A
Shares sold.................     751,068  $  8,521,661    352,430  $  3,971,088
Automatic conversion of
 Class B shares to Class A
 shares.....................       1,811        20,337
Shares redeemed.............  (1,053,272)  (11,920,506)  (971,142)  (10,944,155)
Shares issued in
 reinvestment of
 distributions..............     270,601     3,051,015    122,837     1,383,168
Shares issued in acquisition
 of:
 Blanchard Flexible Tax-Free
  Bond Fund.................           0             0  1,966,629    22,403,925
 CoreFund Intermediate
  Municipal Bond Fund.......      76,637       869,114          0             0
--------------------------------------------------------------------------------
Net increase................      46,845  $    541,621  1,470,754  $ 16,814,026
--------------------------------------------------------------------------------
Class B
Shares sold.................     412,546  $  4,682,255    414,162  $  4,656,253
Automatic conversion of
 Class B shares to Class A
 shares.....................      (1,811)      (20,337)
Shares redeemed.............    (491,173)   (5,569,981)  (514,611)   (5,780,674)
Shares issued in
 reinvestment of
 distributions..............     107,295     1,209,317     61,515       692,436
--------------------------------------------------------------------------------
Net increase (decrease).....      26,857  $    301,254    (38,934) $   (431,985)
--------------------------------------------------------------------------------
Class C*
Shares sold.................          90  $      1,000          0             0
Shares redeemed.............           0             0          0             0
Shares issued in
 reinvestment of
 distributions..............           0             4          0             0
--------------------------------------------------------------------------------
Net increase................          90  $      1,004          0             0
--------------------------------------------------------------------------------
Class Y
Shares sold.................     452,470  $  5,114,143    548,341  $  6,182,899
Shares redeemed.............    (824,354)   (9,285,447)  (641,096)   (7,217,645)
Shares issued in
 reinvestment of
 distributions..............     101,709     1,145,634     46,065       518,516
Shares issued in acquisition
 of CoreFund Intermediate
 Municipal Bond Fund........      94,933     1,076,604          0             0
--------------------------------------------------------------------------------
Net decrease................    (175,242) $ (1,949,066)   (46,690) $   (516,230)
--------------------------------------------------------------------------------
Net increase (decrease).....              $ (1,105,187)            $ 15,865,811
--------------------------------------------------------------------------------

* For the period from April 30, 1999 (Commencement of Operations) to May 31,
  1999.

                              [LOGO APPEARS HERE]
               Combined Notes to Financial Statements (continued)

Municipal Fund

                                 Year Ended                    Year Ended
                                May 31, 1999                  May 31, 1998
                          --------------------------  -----------------------------
                            Shares        Amount         Shares         Amount
------------------------------------------------------------------------------------
Class A
Shares sold.............   23,978,424  $ 182,234,205       404,689  $     3,409,126
Automatic conversion of
 Class B shares to Class
 A shares...............    4,188,100     31,927,957   162,305,257    1,285,292,084
Shares redeemed.........  (47,475,315)  (362,485,428)  (12,806,920)    (100,036,093)
Shares issued in
 reinvestment of
 distributions..........    6,444,544     49,344,612     1,526,223       11,889,303
Shares issued in
 acquisition of
 Evergreen Tax Free
 Income Fund............            0              0     8,443,496       66,261,386
------------------------------------------------------------------------------------
Net increase
 (decrease).............  (12,864,247)   (98,978,654)  159,872,745    1,266,815,806
------------------------------------------------------------------------------------
Class B
Shares sold.............    1,822,072     13,980,072     2,346,134       18,452,022
Automatic conversion of
 Class B shares to Class
 A shares...............   (4,188,253)   (31,927,957) (162,305,257)  (1,285,292,084)
Shares redeemed.........   (3,771,056)   (28,951,245)   (3,205,499)     (25,180,245)
Shares issued in
 reinvestment of
 distributions..........      556,665      4,265,017       130,151        1,014,991
Shares issued in
 acquisition of
 Evergreen Tax Free
 Income Fund............            0              0     3,247,599       25,484,520
------------------------------------------------------------------------------------
Net decrease............   (5,580,572)   (42,634,113) (159,786,872)  (1,265,520,796)
------------------------------------------------------------------------------------
Class C*
Shares sold.............      109,350        842,655        10,499           81,748
Shares redeemed.........     (224,935)    (1,729,978)      (94,211)        (729,164)
Shares issued in
 reinvestment of
 distributions..........       46,787        358,459         7,950           61,789
Shares issued in
 acquisition of
 Evergreen Tax Free
 Income Fund............            0              0     1,066,879        8,372,435
------------------------------------------------------------------------------------
Net increase
 (decrease).............      (68,798)      (528,864)      991,117        7,786,808
------------------------------------------------------------------------------------
Class Y
Shares sold.............          132          1,000             0                0
Shares redeemed.........            0              0             0                0
Shares issued in
 reinvestment of
 distributions..........            0              4             0                0
------------------------------------------------------------------------------------
Net increase............          132          1,004             0                0
------------------------------------------------------------------------------------
Net increase
 (decrease).............               $(142,140,627)               $     9,081,818
------------------------------------------------------------------------------------

* For the period from April 30, 1999 (Commencement of Operations) to May 31,
  1999.

Short Intermediate Fund

                                  Year Ended                Year Ended
                                 May 31, 1999              May 31, 1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   1,277,930  $ 13,013,571     383,419  $  3,907,614
Automatic conversion of
 Class B shares to Class A
 shares...................       9,774       114,565           0             0
Shares redeemed...........  (1,160,473)  (11,819,868)   (356,623)   (3,624,581)
Shares issued in
 reinvestment of
 distributions............      15,911       162,316      15,389       156,458
Shares issued in
 acquisition of
 Evergreen Short
 Intermediate Municipal
 Fund--California.........           0             0         736         7,495
-------------------------------------------------------------------------------
Net increase..............     143,142     1,470,584      42,921       446,986
-------------------------------------------------------------------------------
Class B
Shares sold...............     150,861     1,539,699     107,260     1,092,900
Automatic conversion of
 Class B shares to Class A
 shares...................      (9,774)     (114,565)          0             0
Shares redeemed...........    (109,499)   (1,103,599)   (227,503)   (2,313,782)
Shares issued in
 reinvestment of
 distributions............      15,998       163,268      14,126       143,788
Shares issued in
 acquisition of
 Evergreen Short
 Intermediate Municipal
 Fund--California.........           0             0       6,897        70,307
-------------------------------------------------------------------------------
Net increase (decrease)...      47,586       484,803     (99,220)   (1,006,787)
-------------------------------------------------------------------------------
Class Y
Shares sold...............   4,363,929    44,547,971   1,719,348    17,512,581
Shares redeemed...........  (5,186,456)  (52,908,905) (4,588,604)  (46,764,511)
Shares issued in
 reinvestment of
 distributions............     188,565     1,922,986     116,093     1,181,891
Shares issued in
 acquisition of:
 Common Trust Fund--
  Intermediate Tax Exempt
  Bond Fund...............           0             0  14,616,570   148,714,787
 Evergreen Short
  Intermediate Municipal
  Fund--California........           0             0   1,412,138    14,395,605
-------------------------------------------------------------------------------
Net increase (decrease)...    (633,962)   (6,437,948) 13,275,545   135,040,353
-------------------------------------------------------------------------------
Net increase (decrease)...              $ (4,482,561)             $134,480,552
-------------------------------------------------------------------------------

                              [LOGO APPEARS HERE]
               Combined Notes to Financial Statements (continued)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended May 31, 1999:

                                            Cost of
                                           Purchases  Proceeds from Sales
                                       ----------------------------------
         High Grade Fund..............  $   96,516,736   $  102,629,274
         Municipal Fund...............   1,152,170,265    1,359,564,802
         Short Intermediate Fund......     112,291,529      111,097,104

On July 24, 1998, High Grade Fund acquired securities with a cost basis of $1,825,647 resulting from the Fund's acquisition of CoreFund Intermediate Mu-nicipal Bond Fund.

On May 31, 1999, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                          Gross        Gross     Net Unrealized
                             Tax        Unrealized   Unrealized   Appreciation
                             Cost      Appreciation Depreciation (Depreciation)
                        -------------------------------------------------------
        High Grade
         Fund.......... $  112,993,996   3,486,801     (768,182)    2,718,619
        Municipal
         Fund..........  1,146,773,095  38,049,844  (10,009,536)   28,040,308
        Short
         Intermediate
         Fund..........    181,211,079   1,509,794     (334,342)    1,175,452

8. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                                    Total
                                                 Fee Credits % of Average
                                                  Received    Net Assets
                                                -------------------------
         High Grade Fund........................   $ 5,353       0.00%
         Municipal Bond Fund....................   $67,442       0.01%
         Short Intermediate Fund................   $12,746       0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Trustees' fees and ex-penses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a financing agreement dated December 22, 1997, as amended on November 20, 1998. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for tempo-rary or emergency purposes only and is subject to each Fund's borrowing re-strictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a

                              [LOGO APPEARS HERE]
              Combined Notes to Financial Statements (continued)

one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement are unaffected.

During the year ended May 31, 1999, the Funds had no borrowings under these ar-rangements.

11. NAME CHANGES

Effective January 4, 1999, Evergreen High Grade Tax Free Fund and Evergreen Tax Free Fund changed their names to Evergreen High Grade Municipal Bond Fund and Evergreen Municipal Bond Fund, respectively. Additionally, the investment pol-icy of the Funds has changed with respect to municipal bonds subject to the federal Alternative Minimum Tax ("AMT"). Formerly, the Funds could not invest more than 20% of their assets in municipal bonds subject to AMT. Currently, the Funds may invest up to 100% of their assets in such bonds.

12. CHANGE IN INDEPENDENT AUDITOR

Based on the recommendation of the Audit Committee of the High Grade Fund, Mu-nicipal Fund and Short-Intermediate Fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the Funds' independent auditor and voted to appoint KPMG LLP for the fiscal year ended May 31, 2000. During the two most recent fiscal years, as applicable, PricewaterhouseCoopers' audit re-ports contained no adverse opinion or disclaimer of opinion; nor were its re-ports qualified or modified as to uncertainty, audit scope, or accounting prin-ciple. Further, in connection with its audits for the two most recent fiscal years and through July 20, 1999, as applicable, there were no disagreements be-tween the Funds and PricewaterhouseCoopers on any matter of accounting princi-ples or practices, financial statement disclosure or auditing scope or proce-dure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreements in its report on the fi-nancial statements for such years. Prior to the fiscal year just ended, Munici-pal Bond Fund had retained KPMG LLP as its independent auditor.


13. SUBSEQUENT EVENTS

At a regular meeting of Board of Trustees on March 12, 1999, the Trustees of Evergreen California Municipal Bond Fund and Evergreen New York Municipal Bond Fund approved a Plan of Reorganization ("Plan"). Under the Plan, Evergreen High Grade Municipal Bond Fund will acquire substantially all of the assets and certain identified liabilities of Evergreen California Municipal Bond Fund and Evergreen New York Munic-ipal Bond Fund, in exchange for shares of Evergreen High Grade Munici-pal Bond Fund.

In addition, at a regular meeting of Board of Trustees on March 12, 1999, the Trustees of Evergreen Massachusetts Municipal Bond Fund and Evergreen Missouri Municipal Bond Fund approved a Plan of Reorganiza-tion ("Plan"). Under the Plan, Evergreen Municipal Bond Fund will ac-quire substantially all of the assets and certain identified liabili-ties of Evergreen Massachusetts Municipal Bond Fund and Evergreen Mis-souri Municipal Bond Fund, in exchange for shares of Evergreen Munici-pal Bond Fund.

A special meeting of shareholders of the Evergreen California Munici-pal Bond Fund, Evergreen New York Municipal Bond Fund, Evergreen Mas-sachusetts Municipal Bond Fund and Evergreen Missouri Municipal Bond Fund will be held on July 23, 1999 to consider and vote on the pro-posed plans of reorganization. Shareholders of record on May 5, 1999 are eligible to attend and vote at the meeting.

                              [LOGO APPEARS HERE]
                       Report of Independent Accountants

To the Board of Trustees and Shareholders of Evergreen High Grade Municipal Bond Fund
Evergreen Municipal Bond Fund
Evergreen Short Intermediate Municipal Fund

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen High Grade Municipal Bond Fund (formerly Evergreen High Grade Tax Free Fund), Evergreen Municipal Bond Fund (formerly Evergreen Tax Free Fund) and Evergreen Short Intermediate Municipal Fund (the "Funds"), each a series of Evergreen Municipal Trust, at May 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indi-cated in conformity with generally accepted accounting principles. These finan-cial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibil-ity is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with gener-ally accepted auditing standards which require that we plan and perform the au-dit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We be-lieve that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Evergreen Municipal Bond Fund for the year ended May 31, 1998, and indicated periods prior to May 31, 1998 were audited by other independent accountants whose re-port thereon dated July 3, 1998 expressed an unqualified opinion.

PricewaterhouseCoopers LLP
160 Federal Street Boston, MA

July 19 1999

                              [LOGO APPEARS HERE]

 Year 2000 (unaudited)

 Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

         FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (Unaudited)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distribu-tions for the fiscal year ended May 31, 1999:

                                                     Aggregate  Per Share
                                                    ----------- ---------
         High Grade Fund........................... $ 2,839,566   0.256
         Municipal Fund............................  30,696,791   0.194
         Short Intermediate Fund...................   1,202,608   0.072

 For the fiscal period ended May 31, 1999, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative mini-mum tax:

         High Grade Fund........................................... 99.90%
         Municipal Fund............................................ 99.92%
         Short Intermediate Fund................................... 99.33%

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898


www.evergreen-funds.com

11772                                                              541257 07/99

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                                                                    U.S. POSTAGE
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[LOGO OF EVERGREEN FUNDS APPEARS HERE]

200 Berkeley Street
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